ASSET PURCHASE AGREEMENT
                            ------------------------


     THIS AGREEMENT is made and entered into this 12th day of August, 1999, by and among ZIEGLER THRIFT TRADING, INC., a Minnesota corporation ("Seller"), THE
                                                                  ------
ZIEGLER COMPANIES, INC., a Wisconsin corporation of which Seller is a wholly owned subsidiary ("ZCO"), STRONG INVESTMENTS, INC., a Wisconsin corporation
                   ---
("Purchaser"), and STRONG CAPITAL MANAGEMENT, INC., a Wisconsin corporation
  ---------
("Strong").
  ------

                              W I T N E S S E T H:

     WHEREAS, Seller owns and operates a discount brokerage business (the "Business"); and
 --------

     WHEREAS, Seller desires to sell the Business and certain of the assets employed by, and certain of the liabilities of, Seller in connection with the Business to Purchaser, and Purchaser desires to purchase the Business and such assets and liabilities from Seller, on the terms and conditions set forth herein; and

     NOW, THEREFORE, in consideration of the mutual promises hereinafter set forth, Seller and Purchaser hereby promise and agree as follows:



                                   ARTICLE I
                                   ---------


                     Assets and Liabilities to Be Purchased
                     --------------------------------------


      1.1.   Subject Assets.  Subject to the terms and conditions set forth in
             --------------
this Agreement, Seller agrees to sell to Purchaser, and Purchaser agrees to purchase from Seller, at the Closing (as defined in Section 3.1), all of the assets of Seller owned or used by Seller in connection with the operation of the Business, except the Excluded Assets (as defined in Section 1.2), including the following:

          (a) All commissions receivable, all customer accounts receivable, and all amounts receivable from broker-dealers and clearing organizations of the Business (collectively, the "Receivables");
                                         -----------

          (b) All of Seller's right, title and interest in, to, and under the fixed assets, leasehold improvements, equipment, vehicles, computers and software, data processing and telecommunications equipment, office equipment, furniture and fixtures, and all other items of tangible personal property of the Business of every kind and description, wherever located, including the assets identified on Schedule 1.1(b);
                                        ---------------

          (c) All supplies, consumable materials, marketing and sales literature, advertising or promotional materials and other items of similar character of the Business of every kind and description, wherever located;


          (d) All lists of customers, prospects, vendors and other parties with whom the Business transacts or has transacted business, of every kind and description, wherever located (collectively, the "Client Lists");
                                                           ------------

          (e) All books, records, manuals and other written materials relating to the Business and/or the Subject Assets, including all accounting records except that Purchaser shall be entitled to only copies, but not the originals, of such accounting records, records relating to customers (including the name and address of each present and former customer of the Business, each such customer's transaction history, all documentation to open each such customer's account and all correspondence involving each such customer, with all such records relating to customers sometimes referred to herein, collectively, as the "Customer Records"),
                                                         ----------------
     records relating to vendors, manuals and other documentation relating to systems, including the Third Party Systems (as defined in Paragraph 4.16(a)), and all other books, records, files, correspondence, documents and information owned by Seller relating to the Business, however maintained or stored, wherever located (except Seller's corporate minute book, records related solely to Excluded Assets and Seller's tax returns) (collectively, the "Records");
                         -------

          (f) All right, title and interest in, to and under all logos, other than the "Z" logo, all tradenames, trademarks, and trademark registrations and any applications therefor, Internet domain names and applications therefor (including "ziegler-thrift.com," "zieglerthrift.com" and "investroute.com") and all domains with such names
     (the "Internet Assets"),
           ---------------
     all copyrights, and copyright registrations and any applications therefor, whether issued or pending, and all other intellectual property, relating to the Business, whether presently existing or under development, in, to or under which Seller has any right of ownership or use or other right (collectively, the "Intellectual Property Assets"), including the assets
                         ----------------------------
     identified on Schedule 1.1(f);
                   ---------------

          (g) All of Seller's right, title and interest in, to and under the contracts, leases, and other agreements, arrangements and commitments (collectively, "Commitments") of the Business, including the Commitments
                     -----------
     identified on Schedule 4.15(a), but, in the case of the Commitment
                   ----------------
     identified as item 1 on Schedule 4.15(a) (the "U.S. Clearing Contract"),
                             ----------------       ----------------------
     only if Purchaser elects, by written notice delivered to Seller prior to or at the Closing, to assume such Commitment, and other than the Excluded Commitments (as defined in clause (v) of Section 1.2) (collectively, the "Assumed Contracts");
      -----------------

          (h) All claims, causes of action, refunds, rights of recovery, rights of setoff and rights of recoupment of any kind against, relating to or pursuant to any Assumed Contract and, to the extent that there is any amount with respect thereto reflected as an asset on the Closing Date Balance Sheet (as defined in Paragraph 2.2(c)), all prepayments and deposits;

          (i) All of Seller's rights under any noncompetition, confidentiality, or intellectual property assignment agreement, or any other agreement, however characterized, whereby there is a covenant or other undertaking on the part of any other person to restrict such person's activities with respect to the Business, including its customers, vendors and/or confidential information, or a covenant or other undertaking on the part of any other person, or a right of Seller to require such person, to grant, assign or otherwise transfer any interest, including a license or other right to use or practice, in, to, or under any intellectual property but excluding any such license or other right pursuant to a Commitment which is an Excluded Asset, relating to the Business;

          (j) All right, title and interest of Seller, if any, in and to all 800/888 or other telephone and facsimile numbers used in the Business (collectively, the "Phone Numbers") and the non-exclusive right to use,
                         -------------
     including in advertising and signage, the name "Ziegler Thrift Trading" during the ninety (90) day period from the Closing Date in connection with the transition of the Business and the Subject Assets to Purchaser;

          (k)     All goodwill of the Business; and

          (l) Any and all other rights and assets owned by Seller and/or used by Seller in the operation of the Business, including all rights of Seller to conduct the Subject Business as it exists at the Closing.

All of the assets being purchased by Purchaser described in this Section 1.1 are hereinafter referred to collectively as the "Subject Assets."
                                             --------------

      1.2.   Excluded Assets.  Notwithstanding anything contained in Section 1.1
             ---------------
to the contrary, the Subject Assets shall not include the following (collectively, the "Excluded Assets"): (i) all cash of Seller, including that
                    ---------------
for which an amount is reflected on the Base Balance Sheet (as defined in Paragraph 2.2(a)) as "Cash in Customer Reserve Account;" (ii) any asset for which an amount is included in the amount reflected on the Base Balance Sheet as "Deferred tax asset;"(iii) any asset which is a deposit of Seller with U.S. Clearing, a division of Fleet Securities, Inc. ("U.S. Clearing"), including the
                                                 -------------
asset for which an amount is reflected on the Base Balance Sheet as "Receivables: Other," unless the U.S. Clearing Contract is an Assumed Contract, any asset of Seller which is a deposit with NSCC or DTC and any intercompany receivables (collectively, the "Excluded Receivables"); (iv) the equipment
                                --------------------
identified on Schedule 1.2(iv), the storage cabinets which are located in the
              ---------------
West Bend office of the Business, and the office equipment, furniture and personal computers (three) located in such office and which is assigned to Darrell P. Frank; (v) all of Seller's right, title, and interest in, to and under all of the Commitment(s): (A) which are the Olexa Agreement (as defined in Paragraph 6.7(a), (B) which are Bank Agreements (as defined in Paragraph 1.3(a)), other than the Permitted Bank Agreements (as defined in Paragraph 1.3(a)), (C) which are any Commitment to pay any bonus compensation to Darrell
P. Frank or any Employee Benefit Arrangements (as defined in Paragraph 4.10(b)), including Employee Benefit Plans (as defined in Paragraph 4.11(b)), including those identified on Schedule 4.11(b), (D) which are insurance coverages or
                    ----------------
fidelity bonds maintained with respect to the Business, (E) which are the Commitments identified on Schedule 1.2(v)(E), or (F) which should have been
              ------------------
listed on Schedule 4.15(a) and were not, unless Purchaser elects in writing to
          ----------------
deem such Commitment an "Assumed Contract" hereunder (collectively, the "Excluded Commitments");(vi) all claims, causes of action, refunds, rights of
 --------------------
recovery, rights of setoff and rights of recoupment of any kind against, relating to or pursuant to any Assumed Contract to the extent that any such claim, cause of action, refund, or other right relates to a liability or obligation of Seller which is not assumed by Purchaser or a liability or obligation for which Purchaser is indemnified pursuant to Article VII, and the claims which are identified on Schedule 1.2(vi); and (vii) all
                                   ----------------
Authorizations from Governmental Authorities (as defined in Paragraphs 4.1(b) and 4.1(c), respectively), owned or used by Seller with respect to the
Business (collectively, "Permits and Licenses").
                         --------------------

      1.3.   Assumed Liabilities and Contracts.  Except as expressly provided
             ---------------------------------
otherwise herein, Purchaser shall assume and pay or perform, as appropriate, all of the following obligations or liabilities of Seller
(the "Assumed Liabilities"):
      -------------------
          (a) all liabilities and obligations of Seller in respect of the Business existing as of the Interim Balance Sheet Date (as defined in Paragraph 4.5(a)), but only if and to the extent that the same are accrued or reserved for on the Interim Balance Sheet (as defined in
     Paragraph 4.5(a)) and remain unpaid and undischarged on the Closing Date, excluding (i) any such liability or obligation to pay any commissions to any person other than employees of the Business pursuant to that certain Discount Brokerage Service Agreement, dated October 2, 1995, between Wood County National Bank and Seller, as amended by that First Amendment to Brokerage Service Agreement, dated October 2, 1995, between such bank and Seller or otherwise, and any similar agreements between any other banks and Seller (collectively, the "Bank Agreements"), other than any such written
                                ---------------
     agreements, the entering into of which by Seller, and the form and substance of which, have been expressly consented to and approved in advance in writing by Purchaser (collectively, the "Permitted Bank
                                                         --------------
     Agreements"), and (ii) any such liability or obligation for which any
     ----------
     amount is accrued or reserved as "Income Taxes Payable," or any of the income Tax Liabilities (as defined in Section 1.4) for which any amount is otherwise accrued or reserved, on the Interim Balance Sheet;

          (b) all liabilities and obligations of Seller arising in the regular and ordinary course of the Business between the Interim Balance Sheet Date and the Closing Date, to the extent that the same remain unpaid and undischarged on the Closing Date and are accrued or reserved for on the Closing Date Balance Sheet, excluding (i) any such liability or obligation to pay any commissions to any person other than employees of the Business pursuant to any Bank Agreement other than any such written agreements, entered into, with Purchaser's prior written consent thereto, by Seller after the date of this Agreement, and the form and substance of which also have been approved in writing by Purchaser (collectively, the "Permitted
                                                                    ---------
     Bank Agreements"), (ii) any such liability or obligation for which any
     ---------------
     amount is accrued or reserved as "Income Taxes Payable," or any of the income Tax Liabilities for which any amount is otherwise accrued or reserved, on the Closing Date Balance Sheet; and (iii) any such liability or obligation to pay any bonus compensation to Darrell P. Frank; and

         (c) all liabilities and obligations of Seller accruing after the Closing under the Assumed Contracts.

It is hereby agreed that, for purposes of Paragraph 1.3(b), the phrase "liabilities and obligations of Seller arising in the regular and ordinary course of the Business" shall include liabilities and obligations of Seller which arise out of any extraordinary increase in the assets or properties or results of operations of the Business; provided, however, that, with respect
                                       --------  -------
thereto, there is no misrepresentation or breach of warranty as to any representation or warranty set forth herein or in any Ancillary Document delivered hereunder on the part of Seller or any breach or nonfulfillment of any agreement or covenant of Seller set forth herein.

      1.4.   No Assumption of Liabilities.  Except for the Assumed Liabilities,
             ----------------------------
Purchaser shall not assume or be obligated under, or become liable for, any debt, liability, contract or obligation whatsoever of Seller, ZCO or the Business and Seller and ZCO shall be responsible for the payment or performance and full discharge of all debts, liabilities, contracts and obligations of each of them and the Business. In particular (and by way only of example and not by way of limitation), except for those liabilities and obligations identified solely in any of clauses (i), (ii), or (iii) below in this Section 1.4 which also are expressly described solely in any of Paragraphs 1.3(a), 1.3(b) or 1.3(c) as "Assumed Liabilities," Seller shall be and remain solely responsible for, and shall timely pay or perform and discharge, all debts, liabilities, contracts and obligations with respect to the Business, including the following (collectively, the "Specified Retained Liabilities"): (i) all trade accounts
                    ------------------------------
payable and other accrued expenses; (ii) any Tax (as defined in Section 4.6) liability or obligation relating to transactions or periods prior to and including the Closing Date, as well as any sales, use, transfer or other Tax liability or obligation resulting from the transactions contemplated by this Agreement except any use Tax liability or obligation pursuant to any liability or obligation to pay rent accruing after the Closing under any Lease (as defined in Section 4.3) which is an Assumed Contract (collectively, "Tax Liabilities");
                                                             ---------------
(iii) any liability or obligation to Seller's employees whatsoever, whether for salaries, wages and commissions, sick pay, or any other employee benefit and whether related to the termination of their employment or otherwise arising, relating to periods prior to and including the Closing; (iv) any liability or obligation of Seller arising out of any Environmental Laws (as defined in Paragraph 4.12(d)) relating to periods, occurrences or facts existing prior to the Closing, it being the intention of the parties that Purchaser shall not assume or otherwise succeed to any such liability or obligation (collectively, "Environmental Liabilities"); (v) any liability or obligation of Seller with
 -------------------------
respect to any regulatory matter or customer complaints prior to the Closing (collectively, "Regulatory Liabilities"); or (vi) any legal claim or any other
                ----------------------
liability or obligation whatsoever incurred by Seller relating to the Business and to any periods, occurrences or facts existing prior to the Closing. Notwithstanding anything contained in this Section 1.4 which may be to the contrary, Purchaser and Strong shall be entitled to indemnification hereunder with respect to the Specified Retained Liabilities only as and to the extent provided in Article VII.


                                   ARTICLE II
                                   ----------

                                 Purchase Price
                                 --------------

      2.1.   Purchase Price.  The purchase price for the Subject Assets (the
             --------------
"Purchase Price") shall be Seven Million Four Hundred Thousand and 00/100
 --------------
Dollars ($7,400,000.00), subject to adjustment as provided in Section 2.2. Payment of the Purchase Price shall be made as provided in Section 2.3.

      2.2.   Post-Closing Net Worth Adjustment.
             ----------------------------------

          (a) If the Net Book Value (as defined below in this Paragraph 2.2(a)) is less than Eight Hundred Sixty Three Thousand Seven Hundred Seventy Nine and 00/100 Dollars ($863,779.00) (the "Base Net Book Value"), which is the
                                            -------------------
     total assets of the Business less One Million Eight Hundred Sixty Six Thousand Five Hundred Sixty Six and 00/100 Dollars ($1,866,566.00), which is the amount reflected thereon as "Cash" (excluding "Cash in Customer Reserve Account"), and less the total liabilities of the Business, each as reflected on the balance sheet for the period ended December 31, 1998 included in the Financial Statements (as defined in Paragraph 4.5(a)) (the "Base Balance Sheet"), the Purchase Price shall be decreased by the amount
      ------------------
     of such shortfall. If the Net Book Value is more than the Base Net Book Value, the Purchase Price shall be increased by the amount of such excess. The amount, if any, by which the Net Book Value is more or less than the Base Net Book Value is referred to herein as the "Adjustment Amount." For
                                                       -----------------
     purposes hereof, the "Net Book Value" shall be the aggregate of the
                           --------------
     respective amounts of the Subject Assets as reflected on the Closing Date Balance Sheet less the aggregate of the respective amounts of the Assumed Liabilities as reflected on the Closing Date Balance Sheet (as defined in Paragraph 2.2(c)).

          (b) Not less than on the fifth (5th) business days prior to the Closing Date (as defined in Section 3.1), Seller shall have prepared and delivered to Purchaser for Purchaser's approval an estimated balance sheet of the Business as of the close of business on the Closing Date and a calculation of the estimated Adjustment Amount (the "Estimated Adjustment
                                                          --------------------
     Amount") determined in accordance with Paragraph 2.2(a).  Purchaser shall
     ------
     review such estimated balance sheet and such Estimated Adjustment Amount. Such Estimated Adjustment Amount determined by Seller based on such estimated balance sheet shall be the "Estimated Adjustment Amount" for
                                           ---------------------------
     purposes of this Paragraph 2.2(b) unless, prior to the Closing, Purchaser shall have given written notice of objection to Seller. Seller and Purchaser thereupon shall consult with each other to discuss Purchaser's objections and to negotiate in good faith to resolve any differences with respect thereto and to the Estimated Adjustment Amount, as determined by Seller, prior to the Closing. If Purchaser and Seller are unable to so resolve any such differences, they shall request Seller's independent accountants to prepare such estimated balance sheet and a calculation of the Estimated Adjustment Amount and shall postpone the Closing until such accountants have done so. Such Estimated Adjustment Amount, as so determined, based on such estimated balance sheet as so prepared, by Seller's independent accountants, shall be the "Estimated Adjustment
                                                     --------------------
     Amount" for purposes of this Paragraph 2.2(b).  The Purchase Price,
     ------
     decreased or increased, as the case may be, by the Estimated Adjustment Amount, if any, is referred to herein as the "Estimated Purchase Price."
                                                   ------------------------

          (c)  The "Closing Date Balance Sheet" shall mean a balance sheet which
                    --------------------------
     states the assets and liabilities of the Business as of the close of business on the Closing Date. The Closing Date Balance Sheet shall exclude the effect of the transactions contemplated hereby. The Closing Date Balance Sheet shall be prepared in accordance with generally accepted accounting principles as in effect in the United States ("GAAP"), applied
                                                               ----
     on a consistent basis as applied in the preparation of the Base Balance Sheet with only such deviations from GAAP and/or their consistent application as are referred to in the notes to the Base Balance Sheet and in this Paragraph 2.2(c). Notwithstanding anything contained herein to the contrary, there shall be fully accrued or reserved on the Closing Date Balance Sheet a liability of Seller (i) for discretionary bonuses payable to all employees of the Business immediately prior to the Closing, other than Darrell P. Frank, with respect to the period since December 31, 1998 and ended as of the close of business on the Closing Date, consistent in amounts as to individual employees with Seller's past practices, (ii) for a matching and discretionary profit-sharing contribution to the Ziegler Growth Retirement Plan for all employees of the Business immediately prior to the Closing, other than Darrell P. Frank, with respect to such period, consistent in amount with Seller's past practices, to the extent permitted under applicable Laws, and (iii) except to the extent that, as of the Closing, Seller shall have paid such liability, for a liability for vacation pay for all employees of the Business immediately prior to the Closing, other than Darrell P. Frank, with respect to such period, not taking into account the termination as of the Closing of the employment of such employees with Seller. Further notwithstanding anything contained herein to the contrary, the Closing Date Balance Sheet shall reflect the following: (i) the writedown of the asset for which an amount is reflected on the Interim Balance Sheet as "Miscellaneous (customer accounts purchased)" by Forty Thousand and 00/100 Dollars ($40,000); (ii) an amount for any such liability or obligation for which any amount is accrued or reserved as "Income Taxes Payable," or any of the income Tax Liabilities for which any amount is otherwise accrued or reserved, on the Closing Date Balance Sheet, which properly reflects the liability or obligation of Seller for income Tax Liabilities, without any tax cushion (with Seller accounting for such adjustment to the tax cushion as a decrease in income Tax expense), with respect to the Business; and (iii) the preparation of the statement of income for the interim period from December 31, 1998 through the Closing Date related to the Closing Date Balance Sheet whereby all revenues from trading activities of the type which, in the preparation of statement of income related to the Interim Balance Sheet were taken into account on the basis of the applicable settlement date, rather than the applicable trade date, shall be taken into account on the basis of the applicable trade date, rather than the applicable settlement date.

          (d) Not later than on the sixtieth (60th) day after the Closing Date, Seller shall provide to Purchaser for its review a draft Closing Date Balance Sheet (the "Draft Closing Date Balance Sheet"), accompanied by a
                         --------------------------------
     calculation of the Adjustment Amount, prepared by Seller. In connection with Seller's preparation of the Draft Closing Date Balance Sheet, Purchaser shall cooperate with and assist Seller.

          (e) Purchaser may review the Draft Closing Date Balance Sheet following Seller's delivery of it to Purchaser. To facilitate such review, Seller shall provide Purchaser or its independent accountants and other representatives access to any work papers, schedules and other documents prepared or utilized by Seller in connection with its preparation of the Draft Closing Date Balance Sheet and its determination of the Adjustment Amount as Purchaser may reasonably request.

          (f)  The Draft Closing Date Balance Sheet shall be the "Closing Date
                                                                  ------------
     Balance Sheet" for purposes of Paragraphs 2.2(a) and 2.2(c) and the
     -------------
     determination of the Adjustment Amount by Seller set forth in the statement accompanying the Draft Closing Date Balance Sheet shall be final and binding on Purchaser unless, not later than on the thirtieth (30th) day after the date on which Seller delivered the Draft Closing Date Balance Sheet and such accompanying statement to Purchaser, it shall have given written notice of objection (a "Notice of Objection") to Seller. The
                                     -------------------
     Notice of Objection shall state in reasonable detail the nature of Purchaser's objection(s) to the Draft Closing Date Balance Sheet, which shall not include any objection to the amount reflected thereon for the asset for which an amount is reflected on the Interim Balance Sheet as "Miscellaneous (customer accounts purchased)," to the extent of such amount reflected on the Interim Balance Sheet, less the reduction contemplated by clause (i) of the last sentence of Paragraph 2.2(c), or to the amount accrued or reserved on the Closing Date Balance Sheet to properly reflect the liability or obligation of Seller for income Tax. Liabilities with respect to the Business as described in clause (ii) of the last sentence of Paragraph 2.2 (collectively, "Purchaser's Objection(s)"). Seller and
                                   ------------------------
     Purchaser shall thereupon consult with each other with respect to Purchaser's Objection(s). If Purchaser and Seller resolve Purchaser's Objection(s) and agree upon revisions to the Draft Closing Date Balance Sheet and upon the Adjustment Amount based thereon, the Draft Closing Date Balance Sheet and such Adjustment Amount, as revised pursuant to such agreement, shall be the "Closing Date Balance Sheet" and the "Adjustment
                              --------------------------           ----------
     Amount," respectively, for purposes of Paragraphs 2.2(a) and 2.2(c).  If
     ------
     Seller and Purchaser are unable to resolve Purchaser's Objection(s) prior to or on the thirtieth (30th) day after the date on which Seller delivered its Notice of Objection, then either party may request that Purchaser's Objection(s) be referred to the managing partner of the Milwaukee office of Ernst & Young, LLP (the "Resolving Accounting Firm") for resolution, and
                              -------------------------
     the Resolving Accounting Firm shall be charged with preparing the Closing Date Balance Sheet and calculating the Adjustment Amount based thereon, in accordance with the terms hereof. In preparing the Closing Date Balance Sheet, the Resolving Accounting Firm shall begin with the Draft Closing Date Balance Sheet and shall make only such revisions thereto as are, in the opinion of the Resolving Accounting Firm, necessary to correct mistakes therein identified by Purchaser in its Notice of Objection. The Closing Date Balance Sheet and, absent manifest error, the Adjustment Amount, as so prepared and as so determined by the Resolving Accounting Firm, shall be the "Closing Date Balance Sheet" and the "Adjustment Amount," respectively,
          --------------------------           -----------------
     for purposes of Paragraphs 2.2(a) and 2.2(c). Seller and Purchaser shall cooperate fully with the Resolving Accounting Firm and shall execute such engagement letters and other agreements in connection with the engagement of the Resolving Accounting Firm as it may reasonably request. Seller and Purchaser shall give the Resolving Accounting Firm such assistance and access to the assets and books and records of the Business (including those maintained at Seller's offices), and any applicable work papers, schedules and other documents as the Resolving Accounting Firm shall reasonably request. The fees and expenses of the Resolving Accounting Firm shall be borne equally by Seller and Purchaser.

      2.3.   Payment of the Purchase Price.
             ------------------------------

          (a) At the Closing, Purchaser shall pay the entire amount of the Estimated Purchase Price to Seller in immediately available funds by wire transfer to such account as Seller may designate in writing.

          (b) Within five (5) days after (i) the last day on which a Notice of Objection may be given if no such notice is given or (ii) the resolution of Seller's Objection(s) by the parties or by the Resolving Accounting Firm if such a notice is given: Seller shall pay to Purchaser, if the Estimated Purchase Price exceeds the Purchase Price increased or decreased, as the case may be, by the Adjustment Amount, or Purchaser shall pay to Seller, if the Purchase Price increased or decreased, as the case may be, by the Adjustment Amount exceeds the Estimated Purchase Price, the entire amount of such excess, together with interest thereon from the Closing Date through the date of payment at a floating rate equal to the Prime Rate (as defined below in this Paragraph 2.3(b)), to Purchaser or Seller, as the case may be, in immediately available funds by wire transfer to such account as such party may designate in writing. For purposes hereof, the "Prime Rate" as of any date shall mean the rate published as the Prime Rate
      ----------
     on such date (or on the preceding business day if such date is not a business day) in the "Money Rates" section of The Wall Street Journal, Midwest Edition.

          (c) Any payment made pursuant to Paragraph 2.3(b) shall constitute and be treated as an adjustment to the Purchase Price.

      2.4.   Allocation of Purchase Price.  The Purchase Price and the Assumed
             ----------------------------
Liabilities and any non-recourse liabilities to which any Subject Asset is subject shall be allocated among the Subject Assets acquired hereunder as agreed upon in accordance with applicable Law by Purchaser and Seller and as set forth in a writing executed by each of them. Purchaser and Seller each hereby covenant and agree that such party will not take a position on any income tax return, before any Governmental Authority charged with the collection of any income tax, or in any Proceeding (as defined in Paragraph 4.3(a)) which is in any way inconsistent with the terms of this Section 2.4.


                                  ARTICLE III
                                  -----------

                                    Closing;
                                    --------
                Conditions Precedent to Purchaser's Obligation;
                -----------------------------------------------
                               Closing Deliveries
                               ------------------

      3.1.   Closing.  The closing of the purchase and sale contemplated hereby
             -------
(the "Closing") shall be held at the offices of Godfrey & Kahn, S.C., 780 North
      -------
Water Street, Milwaukee, Wisconsin, at 11:00 a.m., Central Time, on the fifth
(5th) business day after the first date on which all of the conditions set forth in Section 3.2 have been satisfied or waived by Purchaser or such other time and/or place as the parties may agree upon. The date on which the Closing shall occur is referred to herein as the "Closing Date." The Closing shall be deemed
                                    ------------
to be effective for all purposes as of the close of business on the Closing
Date.

      3.2.   Conditions Precedent to Purchaser's Obligation.  The obligation of
             ----------------------------------------------
Purchaser to purchase and pay for the Subject Assets is subject to the satisfaction (or waiver by Purchaser) as of the Closing of the following conditions:

          (a) Purchaser shall have received all Authorizations required in connection with the execution and delivery by Purchaser of this Agreement, the consummation of the transactions contemplated hereby, the ownership of the Subject Assets by Purchaser, the operation of the Business (as it is now being conducted by Seller) by Purchaser, and the mass transfer with the National Association of Securities Dealers, Inc. (the "NASD") and states of all licenses of all registered employees of the Business who enter into Purchaser's employ from the NASD, the Municipal Securities Rule-Making Board (the "MSRB"), and all appropriate Governmental Authorities of each
                 ----
     state where Seller has material business revenue; provided, however, that
                                                       --------  -------
     no such Authorization shall contain any unreasonably burdensome condition (collectively, the "Regulatory Approvals");
                         --------------------

          (b) Purchaser shall have received a consent from the landlord under each Lease which is an Assumed Contract to the assignment of such Assumed Contract, or the sublease of the Leased Property subject to such Assumed Contract, by Seller to Purchaser, as contemplated hereby (collectively, the "Landlord Consents"), or, as to any Leased Property as to which a Landlord
      -----------------
     Consent shall not have been obtained, Purchaser shall have entered into an arrangement, at no greater cost to Purchaser than if the Lease for such Leased Property had been assigned by Seller to Purchaser and the landlord had unconditionally consented to such assignment, for comparable replacement space and upon such other terms and conditions as are satisfactory to Purchaser, in its reasonable discretion; and

          (c) Seller shall have complied with and performed in all material respects the covenants and agreements of Seller set forth in Sections 1.1 and 3.4, Paragraph 2.2(b), and Article VI of this Agreement required to be complied with or performed prior to or at the Closing (meaning, for purposes of this Paragraph 3.2(c), in the case of Sections 1.1 and 3.4, that Seller shall have tendered performance at the Closing as contemplated by Section 3.4 and, in the case of Paragraph 2.2(b), Seller shall have tendered the performance contemplated by the first sentence of such paragraph at the applicable times prior to Closing provided therein); provided, however, that, for purposes solely of this Paragraph 3.2(c) and
     --------  -------
     Paragraph 3.4(a), Seller shall be permitted to deliver a writing which sets forth any and all items, the disclosure of which by Seller and ZCO is required in order to make the representations and warranties of Seller and ZCO made in this Agreement true and correct in all material respects as of the Closing as though made on and as of the Closing Date, which writing shall be attached to, and be made a part of and incorporated into, the certificate of Seller and ZCO described in Paragraph 3.4(a) (the "Disclosure Schedule Supplement"); and
      ------------------------------

          (d) As of the Closing and since December 31, 1998, except as expressly disclosed in a writing delivered by Seller to Purchaser prior to the date hereof and provided that, for purposes of this Paragraph 3.2(d), there shall not be taken into account the consequences of any overall decline in the securities markets, there shall not have occurred any change in the Business or the assets or properties, liabilities or obligations of any nature (whether accrued, absolute, contingent or otherwise and including those required by GAAP to be set forth on a balance sheet or in the notes thereto), condition (financial or otherwise), results of operations, or prospects of the Business which, individually or in the aggregate, has had or could reasonably be expected to have a material adverse effect on the business, assets, condition (financial or otherwise), prospects, operations or results of operations of the Business (a "Material
                                                                        --------
     Adverse Effect") or to result in Losses (as defined in Section 7.1)
     --------------
     incurred by, or imposed upon, Purchaser, including any such Material Adverse Effect or Losses resulting from or arising out of any misrepresentation or breach of any warranty or any breach or nonfulfillment of any covenant or agreement contained in this Agreement or, any Ancillary Document, without regard to the Disclosure Schedule Supplement, without regard to any qualification as to materiality or Material Adverse Effect contained therein and without regard to any exception to any representation or warranty with respect to the 3M Business Adverse Change (as defined in
     Section 4.20) and any limitations or adjustments contemplated by
     Section 7.4, or any Commitment; provided, however, that, for purposes of
                                     --------  -------
     this Paragraph 3.2(d), such Material Adverse Effect or Losses, as expressed in a dollar amount, individually, is or, in the aggregate, are equal to or greater than One Million and 00/100 Dollars ($1,000,000.00); and provided,
                                                                      --------
     further, that, for such purposes, any change in the Business or the
     -------
     prospects of the Business to the extent caused by the 3M Business Adverse Change shall be taken into account solely if there has been Material Account Activity (as defined below in this Paragraph 3.2(d)) and solely on the basis of the effect of the 3M Business Adverse Change on the aggregate net income, after income taxes, derived from all of the customers of the Business for which there are accounts as of the date of this Agreement and which customers are present employees of the Minnesota Mining and Manufacturing Company ("3M") or which customers, at any time during the one
                             --
     (1) year period ending on the date which is described in the first sentence of Section 3.1 (the "Scheduled Closing Date"), were employees of 3M or,
                          ----------------------
     through Seller, exercised stock options for 3M stock (collectively, the "3M
                                                                              --
     Customers") for the two (2) year period from the Scheduled Closing Date,
     ---------
     determined by extrapolation on the basis of Documented Account Loss (as defined below in this Paragraph 3.2(d)) occurring during the Relevant Account Loss Period (as defined below in this Paragraph 3.2(d)). For purposes of this Paragraph 3.2(d), the following terms shall have the following meanings: (i) "Material Account Activity" shall mean that there
                               -------------------------
     has occurred transfers from Seller to another broker-dealer or closings of at least Five Hundred (500) accounts by 3M Customers, after offsetting any such transfers and closings by the number of accounts of 3M Customers which were opened since the date of this Agreement; (ii) "Documented Account
                                                         ------------------
     Loss" shall mean the aggregate number of accounts transferred from Seller
     ----
     to another broker-dealer or closed during the Relevant Account Loss Period; and (iii) the "Relevant Account Loss Period" shall mean such period of
                    ----------------------------
     thirty (30) consecutive days at any time during the period from the date of this Agreement to the Scheduled Closing Date which is designated in a writing delivered by Purchaser to Seller. In the event that Purchaser intends to assert that the condition set forth in this Paragraph 3.2(d) has not been satisfied, Purchaser shall give a written notice of such intention to Seller promptly after Purchaser has knowledge (as defined in Section 5.8) of the Documented Accounted Loss on the basis of which Purchaser would make such assertion. In the event that Seller disputes any determination of Purchaser of the effect of any change in the Business or the prospects of the Business to the extent caused by the 3M Business Adverse Change in accordance with this Paragraph 3.2(d), either party may, within the ten (10) day period from the Scheduled Closing Date, request the Resolving Accounting Firm to promptly (and within the thirty (30) day period from the date of such request) determine such effect in accordance with this Paragraph 3.2(d), and any Closing shall be postponed until the Resolving Accounting Firm has done so. Such determination of the Resolving Accounting Firm shall be final and binding upon the parties.

If any of the foregoing conditions to Closing have not been satisfied, Purchaser may elect to terminate this Agreement without further liability of Purchaser or to consummate the transactions contemplated hereby and, if any such failure is a result of a breach of any provision of this Agreement by Seller, Purchaser may seek appropriate remedies for any and all damages, costs and expenses incurred by reason of such breach in accordance with the terms hereof.

      3.3.   Condition Precedent to Seller's Obligation.  The obligation of
             ------------------------------------------
Seller to sell the Subject Assets is subject to the satisfaction (or waiver by Seller) as of the Closing of the condition that, as of the Scheduled Closing Date, Purchaser shall not have made any claims for indemnification in accordance with this Agreement for Losses (as defined in Section 7.1) in an aggregate amount in excess of Six Hundred Thousand and 00/100 Dollars ($600,000.00) for any misrepresentation or breach of warranty to the extent made as of the Closing (as though made on and as of the Scheduled Closing Date) with respect to which
(i) the facts or circumstances out of which such misrepresentation or breach of warranty arose occurred during the period from and after the date of this Agreement to the Scheduled Closing Date and (ii) there has been no breach by either of Seller or ZCO of its implied covenant to act in good faith with respect hereto out of which such misrepresentation or breach of warranty also arose (collectively, a "Bringdown Purchaser Indemnification Claim"). In the
                        -----------------------------------------
event that, prior to or at the Closing, there is any dispute as to whether any claims for indemnification made by Purchaser in accordance with this Agreement constitute a Bringdown Purchaser Indemnification Claim, either party may, within the ten (10) day period commencing on the Scheduled Closing Date, request the Resolving Accounting Firm to promptly (and within the thirty (30) day period from the date of such request) determine whether such claims constitute a Bringdown Purchaser Indemnification Claim, and any Closing shall be postponed until the Resolving Accounting Firm has done so. Such determination of the Resolving Accounting Firm shall be final and binding upon the parties.

      3.4.   Closing Deliveries by Seller.  Seller shall deliver or cause to be
             ----------------------------
delivered to Purchaser prior to or at the Closing the following:

          (a) A certificate dated the Closing Date and signed by an authorized officer of each of Seller and ZCO certifying that the representations and warranties of such party made in this Agreement are true and correct in all material respects as of the Closing as though made on and as of the Closing Date, that Seller has mailed in a timely manner to all customers negative consent letters in such form(s) as have been prepared by Purchaser and approved by Seller (collectively, the "Customer Consents") in connection
                                            -----------------
     herewith and has complied with or performed in all material respects the covenants and agreements of such party set forth in this Agreement required to be complied with or performed prior to or at the Closing, and that no demand, action, suit, proceeding, audit, investigation, review, claim or other legal or administrative proceeding (collectively, "Proceedings") by
                                                              -----------
     any Governmental Authority or other person shall have been instituted or threatened against such party which seeks to enjoin, restrain or prohibit, or which questions the validity or legality of, the transactions contemplated hereby or which otherwise seeks to affect or could affect the transactions contemplated hereby or the Subject Assets or impose damages or penalties upon Purchaser if such transactions are consummated;

          (b) A Certificate from the Secretary of each of Seller and ZCO, in form and substance reasonably satisfactory to Purchaser, setting forth the resolutions of the Board of Directors of such party, and, in the case of Seller, the resolutions of the shareholders of Seller, authorizing the execution, delivery and performance of this Agreement and all agreements and other documents relating hereto (collectively, "Ancillary Documents")
                                                         -------------------
     to be executed by such party in connection herewith, the transactions contemplated hereby and thereby and the taking of any and all actions deemed necessary or advisable to consummate the transactions contemplated hereby and thereby, by or on behalf of such party;

          (c)  A bill of sale in the form of Exhibit 3.4(c) and such other
                                             --------------
     assignments, certificates of title, and such other instruments of conveyance as Purchaser shall require, in form and substance satisfactory to Purchaser, duly executed by Seller, conveying to Purchaser the Subject Assets, free and clear of all Encumbrances, except the Permitted Encumbrances (each, as defined in Paragraph 4.2(a));

          (d)  Assignment and Assumption Agreements in the respective forms of
     Exhibit 3.4(d)(i) and Exhibit 3.4(d)(ii) (collectively, the "Assignment and
     ----------------------------------------                     --------------
     Assumption Agreements"), duly executed by Seller;
     ---------------------

          (e) Actual or constructive physical possession of all of the Subject Assets, including the Client Lists (including the Customer Lists contemplated by Section 4.19) and the Records and all pass books, keys, articles, passwords, codes or other data of Seller with respect to the Business required for access thereto, and the combinations for all safes, vaults and other places of safe keeping or storage of the Business, in the possession of Seller or any other person; and

          (f) An opinion, dated the Closing Date, of Quarles & Brady LLP, substantially in the form of Exhibit 3.4(f) and otherwise in form and
                                  --------------
     substance reasonably satisfactory to Purchaser and Strong and their counsel.

The statements contained in the certificates delivered by Seller and ZCO pursuant to Paragraph 3.4(a) and 3.4(b) shall constitute warranties of each such party which shall survive the Closing.

      3.5.   Closing Deliveries by Purchaser.  Purchaser shall deliver or cause
             -------------------------------
to be delivered to Seller prior to or at the Closing the following:

          (a) A certificate dated the Closing Date and signed by an authorized officer of Purchaser certifying that the representations and warranties of Purchaser made in this Agreement are true and correct in all material respects as of the Closing as though made on and as of the Closing Date, that Purchaser has complied with and performed in all material respects the covenants and agreements of Purchaser set forth in this Agreement required to be complied with or performed prior to or at the Closing, and that no Proceeding by any Governmental Authority or other person shall have been instituted or threatened against Purchaser which seeks to enjoin, restrain or prohibit, or which questions the validity or legality of, the transactions contemplated hereby or which otherwise seeks to affect or could affect the transactions contemplated hereby;

          (b) A Certificate from the Secretary of Purchaser, in form and substance reasonably satisfactory to Seller, setting forth the resolutions of the Board of Directors of Purchaser authorizing the execution, delivery and performance of this Agreement and all Ancillary Documents to be executed by Purchaser in connection herewith, the transactions contemplated hereby and thereby and the taking of any and all actions deemed necessary or advisable to consummate the transactions contemplated hereby and thereby, by or on behalf of Purchaser;

          (c) Payment of the Purchase Price on the basis of the Estimated Purchase Price as provided in Paragraph 2.3(a);

          (d) The Assignment and Assumption Agreements, duly executed by Purchaser; and

          (e) An opinion, dated the Closing Date, of Godfrey & Kahn, S.C., substantially in the form of Exhibit 3.5(e).
                                  --------------

The statements contained in the certificates delivered by Purchaser pursuant to Paragraph 3.5(a) and 3.5(b) shall constitute warranties of Purchaser which shall survive the Closing.


                                   ARTICLE IV
                                   ----------

                Representations and Warranties of Seller and ZCO
                ------------------------------------------------

     Seller and ZCO, jointly and severally, hereby represent and warrant to Purchaser as hereinafter provided in this Article IV. Nothing in the Schedules or in the Disclosure Schedule Supplement hereto shall be deemed adequate to disclose an exception to a representation or warranty made in this Article IV unless the particular Schedule or item in the Disclosure Schedule Supplement describes the relevant facts in reasonable detail as the context requires. The Schedules hereto are identified and arranged to correspond to the Sections and Paragraphs, as the case may be, contained in this Article IV. A fact or matter disclosed in the Schedule or in the Disclosure Schedule Supplement with respect to one Section or Paragraph, as the case may be, shall be deemed to be disclosed with respect to each other Section or Paragraph of this Article IV where such disclosure is appropriate only to the extent that the relevance of the disclosure to such other Section or Paragraph, as the case may be, is readily apparent.

      4.1.   Corporate Matters; No Conflict.
             -------------------------------

          (a) Seller is a corporation duly and validly organized and existing in good standing under the Laws of the State of Minnesota, and has full corporate power to own its assets, to carry on the Business as it is now being conducted by Seller, and to consummate the transactions contemplated hereby and convey the Subject Assets to Purchaser pursuant to this Agreement. ZCO is a corporation validly existing under the Laws of the State of Wisconsin. Seller is not qualified to do business as a foreign corporation in any jurisdiction other than the States of Illinois and Wisconsin. To the knowledge of Seller and ZCO, the failure to qualify as a foreign corporation anywhere Seller conducts business has not had and could not reasonably be expected to have a Material Adverse Effect.

          (b) The execution, delivery and performance of this Agreement and the Ancillary Documents to be executed by each of Seller and ZCO are within the corporate power of each such party and, in the case of all such necessary corporate action by the Board of Directors of Seller, have been or, in the case of all such other necessary corporate action, will be duly authorized by all necessary corporate action prior to the Closing. This Agreement is, and all Ancillary Documents to be executed by Seller will be, when executed and delivered by Seller, the valid and binding obligations of Seller enforceable in accordance with their respective terms, and sufficient to transfer and convey to Purchaser all of Seller's right, title and interest in, to and under the Subject Assets and the Assumed Liabilities. This Agreement is, and all Ancillary Documents to be executed by ZCO will be, when executed and delivered by ZCO, the valid and binding obligations of ZCO, enforceable in accordance with their respective terms,

          (c) Assuming that the Regulatory Approvals have been received, the execution, delivery and performance of this Agreement and such Ancillary Documents by to be executed by each of Seller and ZCO and the consummation of the transactions contemplated hereby and thereby by such party:
     (i) does not and will not violate, conflict with, or result in the breach of, or default under, but, as to clauses (i)(A), (i)(B) and (i)(D) of this Paragraph 4.1(c), only in any material respect, any term, condition or provision of, or give rise to any right to terminate, cancel, modify, accelerate or otherwise change the existing rights or obligations of such party with respect to, (A) any domestic or foreign Federal, state or local statute, law, ordinance, rule, administrative interpretation, regulation, policy, guideline or other requirement (including those of any securities or commodities exchange or self-regulatory agency or authority), each as amended through the date hereof (collectively, "Laws") which is applicable
                                                     ----
     to such party, the Business and/or the Subject Assets, (B) any judgment, order, writ, injunction, decree, directive or award of any arbitrator or Governmental Authority (collectively, an "Order") which is applicable to
                                               -----
     such party, the Business and/or the Subject Assets, (C) the charter documents of such party or any securities issued by such party, or (D) any authorization, approval, consent, qualification, permit or license of, or membership in, any Governmental Authority (collectively, an "Authorization"), or any agreement, or other instrument, document or
      -------------
     understanding, oral or written, to which such party is a party, by which Seller may have rights or by which any of the Subject Assets may arise, be bound or affected; or (ii) result in the creation or imposition of any Encumbrance on the Subject Assets.

          (d) Except for the Regulatory Approvals, no Authorization or other action of, or registration, declaration, recording or filing with, any nation or government, any state or other political subdivision thereof, including any governmental agency, department, commission, or instrumentality of the United States, any State of the United States or any political subdivision thereof, or any stock or commodities exchange or self-regulatory agency or authority (collectively, "Governmental
                                                         ------------
     Authority") or other person (other than the approval of the Boards of
     ---------
     Directors and the shareholders of Seller contemplated by Paragraph 4.1(b)) is required in connection with the execution and delivery of this Agreement and/or any Ancillary Document to be executed and delivered pursuant hereto by Seller or ZCO and/or the consummation by Seller or ZCO of the transactions contemplated hereby and/or thereby.

      4.2.   Title to and Condition of the Subject Assets.
             ---------------------------------------------

          (a) Seller owns the exclusive and entire right, title and interest in and to, and has good and marketable title in and to, all of the assets, tangible and intangible, included among the Subject Assets to be conveyed hereunder, free and clear of all liens, mortgages, security interests, claims, charges, conditions, equitable interests, pledges, licenses, options, rights of first refusal, defects of title or restrictions of any kind whatsoever, including any restriction on use, voting, transfer or other disposition, receipt of income or exercise of any other attribute of ownership (collectively, "Encumbrances"), except (i) the Encumbrances set
                               ------------
     forth on Schedule 4.2(a) and (ii) minor Encumbrances which do not affect
              ---------------
     the marketability, present use or value of the Subject Asset affected thereby (it being understood that any Encumbrance securing any obligation to pay money shall be deemed to affect marketability) (collectively, the "Permitted Encumbrances").
      ----------------------

          (b) The Subject Assets consist of all of the assets used by Seller in connection with the Business except for the Excluded Assets. The Subject Assets and the Excluded Assets are sufficient, in the reasonable judgment of Seller, for the operation of the Business in the ordinary course and the Subject Assets are suitable for the respective purposes for which they are being used.

          (c) All Receivables, other than the Excluded Receivables, as reflected on the Interim Balance Sheet represent, and all Receivables, other than the Excluded Receivables, as reflected on the Closing Date Balance Sheet will represent, valid claims against the obligors thereof which arose in the ordinary course of business.

          (d)  All of the tangible personal property included in the Subject
     Assets: (i) has been maintained in accordance with sound maintenance practices; and (ii) is in good operating condition and repair, ordinary wear and tear excepted, and, in the case of such property leased by Seller, is in the condition required for such property by the terms of the lease applicable thereto during the term of the lease and upon the expiration thereof. Schedule 1.1(b) is a complete and accurate list of all items of
               ---------------
     machinery, equipment, furniture, fixtures, vehicles and/or other tangible personal property included in the Subject Assets, including items held under capitalized leases. All of the tangible personal property included in the Subject Assets is currently in Seller's possession.

          (e) Seller has adequate, in the reasonable judgment of Seller, internal control systems, and the personnel to operate such systems, to prepare and timely file all reports, notices and documents required by Governmental Authorities which regulate Seller and/or the Business and to promptly and accurately record its transactions, the transactions of customers, in all material respects, and to reasonably and promptly detect any failure to do so. Seller has an adequate, in the reasonable judgement of Seller, supervisory system and procedures, and the personnel to operate such system and implement such procedures, to prevent and detect, insofar as is practical, any violation of Laws, in all material respects. Seller has adequate, in the reasonable judgment of Seller, risk control and credit systems designed, and the personnel to operate such systems, to prevent loss to the Business from customer transactions, in all material respects.

      4.3.   Real Property.  Schedule 4.3 is a complete and accurate list of all
             -------------   ------------
of the real property in which Seller has a leasehold interest and used in connection with the Business (collectively, the "Leased Property"), each lease
                                                 ---------------
and sublease under which Seller has any such interest (a "Lease"), and the name
                                                          -----
of the landlord, sublandlord and/or subtenant, as the case may be, with respect to each Lease. Except as set forth on Schedule 4.3, Seller does not have, and
                                       ------------
has not ever had, any other interest, whether ownership, leasehold or other, in any real property and does not use any other real property in connection with the Business. The Leased Property and all building systems, structures, fixtures and improvements, leased or used by Seller are, in all material respects, normal wear and tear excepted, in a condition and working order sufficient to conduct the Business in the manner currently and historically conducted by Seller. To the knowledge of Seller and ZCO, Seller has obtained all Authorizations which are necessary to ensure vehicular and pedestrian ingress and egress to and from the Leased Property, whether pursuant to the Leases or otherwise, adequate for the Business, and there are no restrictions on the present such access to the Leased Property and no conditions which will result in the termination of such access. The use and occupancy of the Leased Property by Seller and its subtenants, if any, is in compliance with all applicable zoning Laws and all applicable Laws affecting the use and occupancy of the Leased Property, and the current uses of the Leased Property are not a special use exceptions or nonconforming uses. Seller has not received any notice of, and neither Seller nor ZCO has any knowledge of any: (i) planned or actually commenced improvements which may result in an assessment involving any Leased Property; (ii) any Order requiring the repair, alteration or correction of any existing condition with respect to any Leased Property; or (iii) other matters adversely affecting Seller involving any Leased Property.

      4.4.   Litigation.  Except as set forth on Schedule 4.4, there is no
             ----------                          ------------
Proceeding pending against or relating to Seller, any employee or former employee of Seller or any Affiliate or, to the knowledge of Seller and ZCO, threatened against or relating to Seller, any employee or former employee of Seller or any Affiliate which could affect or involve the Subject Assets and/or the Business, including any Proceeding pending or, to the knowledge of Seller and ZCO, threatened against or relating to Seller or ZCO and relating to or involving the consummation of the transactions contemplated hereby or any agreement entered into hereunder on the part of Seller or ZCO. For purposes hereof, "Affiliate" shall mean, as to any person, any other person which,
         ---------
directly or indirectly through one or more intermediaries, controls, is controlled by, or is under common control with, such person.

      4.5.   Financial Information.
             ---------------------

          (a) True and correct copies of each of the financial statements for the Business consisting of balance sheets of Seller for the periods ended on December 31 of each of the calendar years 1996, 1997 and 1998 and the income statements for the twelve (12) month periods ended on December 31 of each such year, and the balance sheet for the interim period ended as of the end of, and the income statement for the interim period ended, as of the end of each of the calendar months since December 31, 1998 through June 30, 1999 are attached hereto as Exhibit 4.5. Seller will deliver, and as
                                     -----------
     of the Closing, will have delivered to Purchaser, promptly after the end of each month, the balance sheet for the interim period ended as of the end of, and the income statement for the interim period ended, as of the end of each of the calendar months since June 30, 1999. All of the foregoing financial statements are sometimes herein referred to, collectively, as the "Financial Statements" and such balance sheet for the interim period ended
      --------------------
     June 30, 1999 (the "Interim Balance Sheet Date") is sometimes herein
                         --------------------------
     referred to as the "Interim Balance Sheet").  The Financial Statements are
                         ---------------------
     consistent in all material respects with Seller's books of account, and (subject, in the case of unaudited statements, to normal year-end audit adjustments and the absence of footnotes and subject, in the case of any interim unaudited statements, to any failure to do so which is attributable to adjustments or deviations from GAAP which are consistent with the Business's prior regularly prepared interim statements) the financial position and results of operations of the Business on the dates and for the fiscal periods then ended, in accordance with GAAP which, except as may otherwise be noted in the footnotes thereto, have been applied on a basis consistent with prior periods.

          (b)  Since December 31, 1998 (the "Base Balance Sheet Date"), there
                                             -----------------------
     has been no change in any of the accounting methods or accounting practices of the Business.

      4.6.   Taxes.  Seller has paid or made adequate provision for all foreign,
             -----
federal, state, and local taxes and other charges imposed by Governmental Authorities, including applicable payroll, excise, income, gross receipts, sales and use taxes, employee withholding, social security and unemployment taxes, foreign withholding, and real estate taxes and special assessments (all of the foregoing being collectively referred to as "Taxes"), with respect to the
                                             -----
Business and/or the Subject Assets which may or could affect the Subject Assets, including by resulting in the imposition of an Encumbrance thereon in the event of any failure to have paid or to pay the same, or otherwise affect Purchaser from and after the consummation of the transactions contemplated hereby. All required returns and reports, including Forms 1099, with respect to such Taxes have been duly and timely filed.

      4.7.   Undisclosed Commitments or Liabilities.  Except as set forth on
             --------------------------------------
Schedule 4.7 or as expressly disclosed in a writing by Purchaser delivered by it
------------
to Seller prior to the date hereof, there are no commitments or liabilities relating to the Business, whether accrued, absolute, contingent or otherwise, for which specific and adequate provisions have not been made on the Financial Statements, except those incurred in or as a result of the ordinary course of business since the Base Balance Sheet Date, which course of business has been consistent in character and amount with past practices of the Business, and none of which, individually or in the aggregate, has had or could reasonably be expected to have a Material Adverse Effect.

      4.8.   Customer Claims.  Except as set forth on Schedule 4.8 and except
             ---------------                          ------------
for such claims which are complaints described in the last sentence of Paragraph 4.9(b), there have been no claims in excess of Five Thousand and 00/100 Dollars ($5,000) asserted by any one customer or any other party against Seller with respect to the Business since December 31, 1997.

      4.9.   Regulatory Matters.
             ------------------

          (a) Seller has made available to Purchaser true and correct copies of the following documents since December 31, 1995 with respect to Seller and the Business: (i) current Form BD and all amendments; (ii) all correspondence with the Securities and Exchange Commission or the NASD;
     (iii) all agreements with the NASD; (iv) all FOCUS reports; (v) all Rule 17a5-5 reports; (vi) all state BD filings or correspondence; (vii) Forms U-4 for all registered employees and former employees ; (viii) a list of all regulatory exams for each individual employee who was registered; (ix) all advertisements, promotional materials, form letters (including web sites) currently in use; (x) all electronic trading disclosures; (xi) a description, in writing or orally, of each of the systems (accounting, financial operational, internal control and risk management) and the supervisory system and written procedures, referred to in Paragraph 4.2(e); and (xii) all risk assessment reports.

          (b) All customer accounts are adequately margined to comply with house margin. All customer margin accounts are subject to a system of customer credit and risk control and present no unreasonable risk of loss. There are no customer securities positions held as collateral in the aggregate or any single account in excess of one average day's trading during the last four weeks of trading. Seller has not recommended trading strategies to customers, including day trading techniques or individual recommendations. There are no complaints from customers except those of which Seller has furnished to Purchaser a true and correct copy or, if oral, a summary.

          (c) All employees have all required state, federal and NASD registrations and exams. To the knowledge of Seller and ZCO, all Forms U-4 described in Paragraph 4.9(a) are complete and accurate.

      4.10.   Employees.  Seller has made available to Purchaser the following:
              ---------

          (a) A complete and accurate list of all employees of the Business, together with their job descriptions (or titles, for those employees who do not have job descriptions), current rates of salary or wages and current rates and amounts with respect to which any commissions may be earned, adjustment dates, amounts of their last adjustments, and amounts of any bonuses awarded, for 1998 or 1999; and

          (b) A complete and accurate summary of all policies relating to vacation benefits, bonuses, commissions, fringe benefits, incentive compensation, severance or termination pay, hospitalization and other medical, life and other insurance, supplemental unemployment benefits, retirement plans, programs, agreements and arrangements (collectively, "Employee Benefit Arrangements") of Seller.
      -----------------------------

Copies of all handbooks and personnel manuals relating to Seller's policies and procedures for employees have been made available to Purchaser.

      4.11.   Employment Matters.
              ------------------

          (a)  Schedule 4.11(a) is a complete and accurate list of all employees
               ----------------
     of the Business, their employer, their current salaries or rates of compensation and most recent pay increases, their dates of hire, their benefits and their location of employment.

          (b)  Schedule 4.11(b) is a complete and accurate list, and Seller
               ----------------
     has previously furnished to Purchaser a complete and accurate summary, of all profit sharing, pension or retirement plans, programs, agreements or arrangements, or other employee benefit plans, programs, agreements or arrangements maintained, participated in, contributed to, or required to be contributed to, by Seller for the benefit of employees of the Business, whether formal or informal and whether legally binding or not, including plans which are subject to Title IV of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), and the rules and regulations
                                        -----
     promulgated thereunder (collectively, "Employee Benefit Plans"), present or
                                            ----------------------
     past, of Seller, including Seller's present severance plan (and any past severance plan effective during the last twelve months). To the knowledge of Seller and ZCO, each such Employee Benefit Plan is and at all times has been in material compliance with all applicable Laws (including ERISA). Seller is not contributing to, nor is it required to contribute to, nor has Seller ever contributed to, or ever been required to contribute to, any multi-employer plan, as defined in ERISA. Any such past Employee Benefit Plan that has been terminated was done so in material compliance with all applicable Laws, and there is no basis for further liability or obligation of Seller pursuant to any such past Employee Benefit Plan. No such Employee Benefit Plan provides or has any obligation to provide (or contribute to the cost of) post-retirement welfare benefits with respect to present or past employees of Seller, including post-retirement medical, dental , life insurance, severance or any similar benefit, whether provided on an insured or self-insured basis. Seller has performed all of its obligations under all such Employee Benefit Plans, and has made appropriate entries in its financial records and statements for all obligations and liabilities under all such Employee Benefit Plans. The 401(k) plan maintained for the benefit of Seller's employees is "qualified" within the meaning of Section 401(a) of the Internal Revenue Code of 1986, as amended (the "Code").
           ----

          (c) There are no Employee Benefit Plans or other agreement (including collective bargaining agreements), arrangements, employment agreements (written or unwritten), or plans which would bind or in any way affect Purchaser from and after the Closing, regardless of whether Purchaser employs any of Seller's employees.

          (d) Seller is in compliance with the Federal Fair Labor Standards Act and all applicable Laws relating to employment. Except as to matters set forth on Schedule 4.11(d), there is no actionable basis for any claim by
              ----------------
     any past or present employee of the Business that such employee was subject to wrongful discharge or any employment discrimination by Seller or its management arising out of or relating to such employee's race, sex, sexual preference, age, religion, national origin, ethnicity, handicap or any other protected characteristic under any applicable Law. Seller has not and is not engaged in any unfair labor practice that would in any way affect Purchaser from and after the Closing.

          (e) To the knowledge of Seller and ZCO, no present or past employee of the Business has any claim against Seller (whether under Law, an employment agreement or otherwise) which would in any way affect Purchaser from and after the Closing, on account of or for: (i) overtime pay;
     (ii) wages or salaries; or (iii) vacations, time off or pay in lieu of vacation or time off.

      4.12.   Environmental Matters.
              ---------------------
          (a) Seller, with respect to the Business, is, and at all times has been, and the Leased Property is and at all times during Seller's occupancy thereof has been, and to the knowledge of Seller and ZCO, at all times prior to such occupancy has been, in full compliance with all Environmental Laws. Seller has not received any notice of, nor is there any basis whatsoever for, any Proceeding or Order based on any violation of or liability arising under any Environmental Law with respect to the Business (including, for purposes hereof, its operations and the Subject Assets) and/or the Leased Property. To the knowledge of Seller and ZCO, there are no facts, circumstances, conditions, events, transactions, acts or omissions by, affecting, or relating to the Business and/or the Leased Property (i) which may form the basis for any present or future Proceeding or Order against Purchaser, or to the knowledge of Seller and ZCO, any other owner or user of the Leased Property, based upon Environmental Laws or (ii) which may subject Purchaser to any present or future Proceeding or Order for damages or seeking investigation, cleanup, removal, notification or other remedial or responsive action with respect to the Business, the Leased Property and/or any facility, site, location or body of water, surface or subsurface based upon the storage, use, generation, treatment, recycling, disposal, presence, or Release of any substance, material, waste, pollutant or contaminant on, at, under, to or from the Leased Property or otherwise, whether by Seller with respect to the Business or any third party. For purposes hereof, "Release" shall mean to discharge,
                                             -------
     spill, emit, leak, leach, deposit or otherwise release any substance to the outdoor or indoor environment or into or out of any property, including by the movement of any substance through or in air, soil, surface water, ground water or property.

          (b) No Authorizations have been or are required under Environmental Laws with respect to the Business (collectively, "Environmental Authorizations").
      ----------------------------

          (c) There are no environmental claims, reports, studies, manifests, compliance actions or the like of Seller with respect to any of the Subject Assets or the Business (including those relating to the removal and/or disposal of substances generated or used by the Business).

          (d)     For purposes hereof, "Environmental Laws" shall mean all Laws
                                        ------------------
     and Orders relating to or otherwise imposing liability, obligations, responsibility or standards with respect to human health and safety, pollution, contamination and protection of the outdoor or indoor environment, including Laws and Orders relating to the Release or threatened Release of hazardous or toxic substances, pollutants or contaminants.

      4.13.   Conduct Out of Ordinary Course.  Seller is conducting and has
              ------------------------------
conducted the Business in the normal and ordinary course consistent with past practice, and, since the Base Balance Sheet Date, except as set forth on
Schedule 4.13, Seller has not done any of the following with respect to the
-------------
Business or the Subject Assets: (i) entered into or made any Commitment with or to a customer, or entered into or made any Commitment with or to an employee, or entered into or made any other Commitment, except in the ordinary course of business or except which, pursuant to Paragraph 4.15(a), is not required to be listed on Schedule 4.15(a); (ii) waived or released, or agreed to waive or
          ----------------
release, any right of material value relating to the Subject Assets, except that Seller may terminate the Olexa Agreement, or, except in the ordinary course of business, disposed of any assets other than Excluded Assets; (iii) mortgaged, pledged or subjected any assets to any Encumbrance other than Permitted Encumbrances; (iv) transferred or granted, or agreed to transfer or grant, any rights under, or entered into or agreed to enter into any settlement regarding the breach or infringement of any license, copyright, trademark, trade name or other intellectual property rights relating to the Business or the Subject Assets, or modified or agreed to modify any existing rights with respect thereto, other than any such rights which are Excluded Assets; (v) made, or agreed to make, any direct or indirect change (including any general uniform increase) in the rate of compensation, commission, bonus or other remuneration payable, or paid or agreed to pay, conditionally or otherwise, any bonus, extra compensation, pension or severance pay, to any employee of the Business, except in the case of any such change or agreement to make any such change made since the Base Balance Sheet Date but prior to the date hereof which is set forth as a pay increase on Schedule 4.11(a); (vi) made any change in the manner in which
                ----------------
the Business extends discounts or credits to customers or otherwise deals with customers inconsistent with its past practice; (vii) made any change in its selling, pricing, marketing, promotion or advertising practices with respect to the Business inconsistent with its prior practice (including any reduction in the level of promotion or advertising); (viii) implemented any new marketing plans or strategies with respect to the Business; (ix) purchased, leased or otherwise acquired any fixed assets used or for use in the Business for consideration or having a value which is in excess of Twenty Five Thousand and 00/100 Dollars ($25,000.00) in the aggregate; (x) made or agreed to make any modification or amendment to any of the Assumed Contracts except in the ordinary course of business; or (xi) deferred, extended or failed to pay any liabilities with respect to the Business when and as the same became due or, except in the ordinary course of business, allowed the level of liabilities to increase in any material respect. It is hereby agreed that, for purposes of clause (xi) of this
Section 4.13, an increase in liabilities in any material respect which arises out of any extraordinary increase in the assets or properties or results of operations of the Business shall be deemed to be "in the ordinary course of business."

      4.14.   Compliance With Laws.  Except as set forth on Schedule 4.14 or as
              --------------------                          -------------
expressly disclosed in a writing by Purchaser delivered by it to Seller prior to the date hereof, the condition of the Subject Assets, the Leased Property and Seller's use and occupancy thereof, and Seller's method of doing business with respect to the Business conform in all respects with all applicable securities Laws (it being understood that such securities Laws include those of applicable securities exchanges and self-regulatory agencies and authorities) and, in all material respects, with all other applicable Laws. Except as set forth on
Schedule 4.14 or as expressly disclosed in a writing by Purchaser delivered by
-------------
it to Seller prior to the date hereof, to the knowledge of Seller and ZCO, there are no facts or circumstances which would render the Subject Assets or the Business non-conforming with reference to any applicable securities Laws and, in any material respect, to any other applicable Laws.

      4.15.   Contracts and Commitments.
              -------------------------

          (a)  Schedule 4.15(a) is a complete and accurate list of all of the
               ----------------
     following Commitments (including all amendments thereto) with respect to the Business or the Subject Assets, other than any such Commitments which are Excluded Assets and other than the Customer Contracts (as defined in Paragraph 4.15(c)): (i) all leases and licenses for and other agreements relating to any hardware, software, execution systems and data feeds and other data processing systems or other electronic or computer systems, including chips, firmware, hardware or software, used by Seller and licensed from third parties, and all agreements with service bureaus and other third parties for electronic data manipulation, maintenance or storage, (collectively, the "Third Party Systems"); (ii) all Commitments,
                                  -------------------
     including all other leases and licenses, and all supply agreements, purchase orders, loan agreements, security agreements, notes, guaranties, mortgages, royalty agreements, licensing agreements, Authorizations, employment agreements, covenants not to compete, confidentiality agreements, commission agreements, sales representative, distributorship or marketing agreements, insurance plans, bonus plans, and compensation plans or other employee plans, not listed on Schedule 4.3, Schedule 4.11(b) or
                                            ------------  ----------------
     Schedule 4.18, not covered by clause (i) of this Paragraph 4.15(a) and made
     -------------
     in the ordinary course of the Business for an amount greater than Five Thousand Dollars ($5,000) or which cannot be terminated by Seller without penalty upon not more than thirty (30) days notice; and (iii) all Commitments not covered by clauses (i) and (ii) of this Paragraph 4.15(a), and not made in the ordinary course of the Business or otherwise material to the Business or the Subject Assets. True and correct copies or memoranda (describing each with respect to oral agreements or arrangements) of each of the Commitments required to be listed on Schedule 4.15(a), and
                                                         ----------------
     all amendments and modifications thereof, have been delivered to Purchaser. Seller is not a party to nor is Seller bound by any other Commitment which relates to the Subject Assets or the Business, except those listed on
     Schedule 1.1(g) or those not required to be so listed because not covered
     ---------------
     by clauses (i) through (iv) of the foregoing provision, and made in the ordinary course of business for an amount less than $5,000 and terminable by Seller without penalty upon not more than thirty (30) days notice and not otherwise material to the Business or the Subject Assets.

          (b) Seller and, to the knowledge of Seller and ZCO, each other party to each Commitment, (i) have performed in all material respects each term, covenant, and condition of each Commitment which is to be performed by them, and (ii) are not in any material default or violation of any such Commitments, including any material default or breach upon the lapse of time, the giving of notice, or both). Each Commitment is in full force and effect and constitutes the legal and binding obligation of Seller, and to the knowledge of Seller and ZCO, the other parties thereto. Except as set forth on Schedule 4.15(b), no Commitment requires the consent of any other
              ----------------
     party thereto in order for Seller to assign such Commitment to, or to enter into a sublease with respect to the property subject to such Commitment with, Purchaser hereunder.

          (c)  Attached hereto as Schedule 4.15(c) are true and correct copies
                                  ----------------
     of all of the standard forms of agreement and other documentation used in the Business with respect to customer accounts as of the date hereof and as of the Closing, including all such agreements and other documentation and any deviations therefrom which deviations impose any material obligation on the broker-dealer with respect thereto or will or could reasonably be expected to result in any consent required to be obtained from any customer who is a party to an Assumed Contract which consent is different from that being obtained as part of the Regulatory Approvals (collectively, the "Customer Contracts"). There are no Commitments, other than those in the
      ------------------
     forms of the Customer Contracts, between Seller and any customers.
     Assuming that the consent of the customers who are parties to the Customer Contracts is obtained pursuant to the Customer Consents, all customer agreements are assignable.

      4.16.   Intellectual Property Assets; Third Party Systems.
              -------------------------------------------------

          (a)  Except for the Intellectual Property Assets listed on
     Schedule 1.1(f) and the Excluded Assets, there are no intellectual property
     --------------
     rights, including trademarks, trademark registrations and applications therefor, copyright registrations and applications therefor, know-how, or licenses for any such intellectual property rights owned by Seller which are used in the conduct of the Business. There is no proprietary software developed by or for Seller which is owned or used in the Business. Except as set forth on Schedule 4.16, there are no Proceedings pending or, to the
                     -------------
     knowledge of Seller and ZCO, threatened by any person pertaining to or challenging Seller's rights to or use of any of the Intellectual Property Assets. To the knowledge of Seller and ZCO, there is no fact which would render any of the Intellectual Property assets invalid or unenforceable.

          (b) To the knowledge of ZCO, none of the Third Party Systems, other than the Excluded Assets, contain any intentional date or other disabling code which could impair Purchaser's ability to use any of the Third Party Systems and/or access data in the database utilized by any of the Third Party Systems. Seller has received written assurances from all appropriate persons with respect to all Third Party Systems, other than the Excluded Assets, which are necessary to permit Seller to conduct the Business to comply with all obligations or requirements under all Commitments and all applicable Laws. The Third Party Systems, other than the Excluded Assets, are, and Seller, after reasonable investigation, believes that all systems with which such Third Party Systems interface are, "year 2000" compliant and (i) will not generate any invalid or incorrect date-related results prior to, during or after the year 2000, (ii) will correctly recognize dates occurring prior to, during and after the year 2000, (iii) will accommodate leap year calculations, and (iv) will accommodate same century and multi-century formulae and date values in all calculations. Seller, to the extent required to do so under applicable Laws, has participated in securities industry "Y2K" testing without any material exception.

          (c) All assurances given by Seller to customers of the Business and to other persons regarding "year 2000 compliance" by Seller with respect to the Business were when made and since have been true and correct.

      4.17.   Permits and Licenses.  Seller shall deliver to Purchaser, not
              --------------------
later than on the fifteenth (15th) day after the date of this Agreement,
Schedule 4.17, which shall contain a complete and accurate list of all Permits
-------------
and Licenses, other than Environmental Authorizations, including the Governmental Authority issuing or granting the same, issued or granted to Seller relating to the Business.

      4.18.   Insurance.  Seller has or prior to the Closing will have made
              ---------
available to Purchaser a complete and accurate list of all insurance coverages and fidelity bonds maintained with respect to the Business. Seller has heretofore delivered to Purchaser a true and correct copy of each insurance policy providing any such coverage and each such fidelity bond, including all amendments thereto. Except as set forth on Schedule 4.18, there has not been
                                            -------------
any claim (including any claim for worker's compensation) made by Seller with respect to the Business under, or which has been made against Seller with respect to the Business and has been paid or defended in accordance with, the terms of any insurance policy maintained by Seller with respect to the Business since December 31, 1993 and which claim was in excess of Fifty Thousand Dollars ($50,000.00).

      4.19.   Customers and Vendors.
              ---------------------

          (a) Purchaser will have made available to Seller, upon its request from time to time after the date of this Agreement and for its inspection and review and will deliver to Purchaser prior to or at the Closing, with respect to each of the Business's fiscal year 1998 and the period since December 31, 1998 and ended July 31, 1999, and Seller will deliver to Purchaser prior to or at the Closing, with respect to the period since December 31, 1998 and ended as of the close of business on the second business day prior to the Closing Date, a complete and accurate list of each of the Business's customers for whom there is an account (identifying the name and address of each such customer) and the dollar value of the assets in such customer's account as of the end of such fiscal year or other period, as the case may be, and the dollar amount of all commissions earned with respect to each such customer, during such fiscal year or other period, as the case may be (all such information as to such customers is sometimes referred to herein, collectively, as the "Customer List").
                                                         -------------
     Schedule 4.19(a)(i) is, with respect to each of the Business's fiscal years
     -------------------
     1997 and 1998 and the period since December 31, 1998 and ended July 31, 1999, and Seller will deliver to Purchaser prior to or at the Closing, with respect to the period since December 31, 1998 and ended as of the close of business on the second business day prior to the Closing Date, a complete and accurate list of the ten (10) largest vendors of the Business determined on the basis of the total dollar amount of the purchases made from all vendors of the Business. Except as set forth on
     Schedule 4.19(a)(ii), to the knowledge of Seller and ZCO, Seller and ZCO
     --------------------
     have received no notice of any intention of, or any reason why, any customer of the Business or any such vendor would cease doing business or materially reduce its business with the Business or terminate any agreement with Seller relating to the Business except in the ordinary course of business (the "No Business Loss Warranty"). Less than seven and one-half
                    -------------------------
     percent (7.5%) of the customers who are set forth on each of the lists included in the Customer List are, and less than seven and one-half percent (7.5%) of the total commissions received during the fiscal year or period reflected in each such list were received from customers who are, customers who also hold accounts at B.C. Ziegler and Company. From and after the termination of each lease or sublease arrangement under any of the Commitments relating to Eastern Heights Bank ("EHB"), no such Commitment
                                                    ---
     relating thereto will impose any restrictions upon Purchaser's use of the Customer Lists or its conduct of the Business with respect to customers, which restrictions shall not survive such termination. The Commitments relating to EHB include the following: (i) Brokerage Service Agreement, dated June 23, 1983, between Eastern Heights State Bank of St. Paul ("EHSB") and Seller; (ii) Sublease between EHSB and Seller for the sublease
       ----
     of approximately 215 square feet of space located on the first floor of Building 224, 3M Center, Maplewood, Minnesota, as more fully described therein; (iii) First Amendment to Brokerage Service Agreement and Sublease, dated December 1, 1994, between EHB (formerly known as EHSB) and Seller;
     (iv) Ziegler Investment Services Sublease and Networking Agreement, dated October 29, 1993, between EHSB and Seller; (v) First Amendment to Ziegler Investment Services Sublease and Networking Agreement, dated December 1, 1994, between EHB and Seller; (vi) Second Amendment to Ziegler Investment Services Sublease and Networking Agreement, dated January 5, 1998, between EHB and Seller; (vii) First Amendment to Lease, dated January 5, 1998, between EHB and Seller for the lease of certain premises located at 670 McKnight Road North, St. Paul, Minnesota, as more fully described in the lease amended thereby; (viii) Lease, dated September 1, 1998, between EHB and Seller for the lease of certain space located on the first floor of the building located at 9882 Norma Lane, Woodbury, Minnesota, as more fully described therein; and (ix) Sublease, dated September 1, 1998, between EHB and Seller, for the sublease of certain space located on the first floor of the building located at 7525 Currell Boulevard, Woodbury, Minnesota, as more fully described therein.

          (b)  Except as set forth on Schedule 4.19(b), to the knowledge of
                                      ----------------
     Seller and ZCO, as of the Closing, the customer funds, positions and assets as reported by U.S. Clearing and customer statements are true and correct. All customer funds and positions are carried at U.S. Clearing and Seller carries no customer funds, positions or assets.

      4.20.   Commercially Reasonable Efforts; Accuracy of Information.  Seller
              --------------------------------------------------------
has, since the Base Balance Sheet Date, used all commercially reasonable efforts on its part to maintain for the Business satisfactory relations with all persons (including entities) with whom the Business transacts any business. Since the Base Balance Sheet Date, except for any such change caused by any decline in the business from customers who are employees of 3M (the "3M Business Adverse
                                                      -------------------
Change"), there has been no change in the Business or any aspect thereof,
------
including its liabilities, assets, condition (financial or otherwise), prospects, or operations or results of operations, which constitutes or has had or could reasonably be expected to constitute or have a Material Adverse Effect.

      4.21.   Brokers, Agents.  Seller has not dealt with any agent, finder,
              ---------------
broker or other representative in any manner which could result in any liability for any finder's, broker's or other fee or commission in connection with the subject matter of this Agreement.

      4.22.   Warranties True and Correct.  To the knowledge of Seller and ZCO,
              ---------------------------
no representation or warranty by Seller or ZCO contained in this Agreement or in any writing to be furnished pursuant hereto or previously furnished to Purchaser contains or will contain any untrue statement of fact or omits or will omit to state any material fact required to make the statements herein or therein complete and not misleading.

      4.23.   No Knowledge of Breach.  Except as to matters disclosed herein,
              ----------------------
including the Schedules hereto, as of the date of this Agreement, to the knowledge of Seller and ZCO, there is no misrepresentation or breach of warranty made herein by Purchaser or Strong.

      4.24.   Warranties Survive Closing.  Notwithstanding any investigation by
              --------------------------
or information supplied to Purchaser, the representations and warranties of Seller and ZCO contained in this Agreement shall be true and correct on the date hereof and on the Closing Date as though made on and as of such date and shall survive the Closing for such periods as are provided in Paragraph 7.4(a).

      4.25.   Knowledge.  For those warranties and representations set forth in
              ---------
this Article IV which are subject to the qualification "to the knowledge of
                                                        -------------------
Seller and ZCO" or similar language, Seller and ZCO shall be deemed to have
--------------
knowledge of a matter if (i) any of Darrell P. Frank, Gary Engle, S. Charles O'Meara, Mike Stefano or Peter D. Zielger has actual knowledge of the matter, or
(ii) such matter has come, or should reasonably be expected to have come, to the attention of any of Darrell P. Frank, Gary Engle, S. Charles O'Meara, Mike Stefano or Peter D. Zielger if such person had conducted a reasonable due diligence review of the Business's operations and the Business, including a review of the books, records and operations of Seller relating to the Business and reasonable inquiries to appropriate personnel regarding the same; provided,
                                                                      --------
however, that, solely for purposes of such representations and warranties set
-------
forth in Section 4.23 and, for purposes of Section 6.11, Seller and ZCO shall be deemed to have knowledge of a matter only if any of Darrell P. Frank, Gary Engle, S. Charles O'Meara, Mike Stefano or Peter D. Zielger has actual knowledge of the matter.


                                   ARTICLE V
                                   ---------

             Representations and Warranties of Purchaser and Strong
             ------------------------------------------------------

     Purchaser and Strong hereby represent and warrant to Seller as follows:

      5.1.   Corporate Matters; No Conflict.
             ------------------------------

          (a) Purchaser is a corporation validly existing under the Laws of the State of Wisconsin. Purchaser has the corporate power and authority to enter into this Agreement and the Ancillary Documents to be executed by it and to consummate the transactions contemplated hereby.

          (b) The execution, delivery and performance of this Agreement and the Ancillary Documents to be executed by Purchaser and the consummation of the transactions contemplated hereby have been approved by the Board of Directors of Purchaser and constitute, or, in the case of such Ancillary Documents, upon their execution and delivery by Purchaser, will constitute, valid and legally binding obligations of Purchaser, enforceable against it in accordance with their respective terms.

          (c) Assuming that the Regulatory Approvals have been received and except as set forth on Schedule 5.1(c), the execution, delivery and
                            ---------------
     performance of this Agreement and such Ancillary Documents by to be executed by Purchaser and the consummation of the transactions contemplated hereby and thereby by Purchaser does not and will not violate, conflict with, or result in the breach of, or default under, but, as to clauses (i),
     (ii) and (iv) of this Paragraph 5.1(c), only in any material respect, any term, condition or provision of, or give rise to any right to terminate, cancel, modify, accelerate or otherwise change the existing rights or obligations of such party with respect to, (i) any Law which is applicable to Purchaser, (ii) any Order which is applicable to Purchaser, (iii) the charter documents of Purchaser or any securities issued by Purchaser, or
     (iv) any Authorization, or any agreement, or other instrument, document or understanding, oral or written, to which Purchaser is a party, which would or could reasonably be expected to impair Purchaser's ability to consummate the transactions contemplated hereby and/or thereby.

          (d)  Except for the Regulatory Approvals and as set forth on
     Schedule 5.1(d), no Authorization or other action of, or registration,
     ---------------
     declaration, recording or filing with, any Governmental Authority or other person (other than the approval of the Board of Directors of Purchaser contemplated by Paragraph 5.1(b)) is required in connection with the execution and delivery of this Agreement and/or any Ancillary Document to be executed and delivered pursuant hereto by Purchaser and/or the consummation by Purchaser of the transactions contemplated hereby and/or thereby.

      5.2.   Funds Availability.  Purchaser will have funds available to pay the
             ------------------
Purchase Price as contemplated by Paragraph 3.5(c).

      5.3.   Litigation.  There is no Proceeding pending or, to Purchaser's
             ----------
knowledge, threatened against or relating to Purchaser and relating to or involving the consummation of the transactions contemplated hereby or any agreement entered into hereunder on the part of Purchaser.

      5.4.   Brokers, Agents.  Purchaser has not dealt with any agent, finder,
             ---------------
broker or other representative in any manner which could result in Seller being liable for any finder's, broker's or other fee or commission in connection with the subject matter of this Agreement.

      5.5.   No Knowledge of Breach.  Except as to matters disclosed herein,
             ----------------------
including the Schedules hereto and as expressly disclosed in a writing delivered by Seller to Purchaser prior to the date hereof, as of the date of this Agreement, to the knowledge of Purchaser and Strong, there is no misrepresentation or breach of warranty made herein by Seller or ZCO.

      5.6.   Warranties True and Correct.  To the knowledge of Purchaser and
             ---------------------------
Strong, no representation or warranty by Purchaser contained in this Agreement or in any writing to be furnished pursuant hereto or previously furnished to Seller contains or will contain any untrue statement of fact or omits or will omit to state any material fact required to make the statements herein or therein complete and not misleading.

      5.7.   Warranties Survive Closing.  Notwithstanding any investigation by
             --------------------------
or information supplied to Seller, the representations and warranties of Purchaser herein contained shall be true and correct on the date hereof and on the Closing Date as though made on and as of such date and shall survive the Closing for such periods as are provided in Paragraph 7.4(a).

      5.8.   Knowledge.  For the warranties and representations set forth in
             ---------
this Article V which are subject to the qualification "to the knowledge of
                                                       -------------------
Purchaser and Strong" and, for purposes of Paragraph 3.2(d) and Section 6.11,
--------------------
each of Purchaser and Strong shall be deemed to have knowledge of a matter only if any of Stephen J. Shenkenberg, Dennis Wallestad, and John Widmer has actual knowledge of the matter.


                                   ARTICLE VI
                                   ----------

                              Additional Covenants
                              --------------------

      6.1.   Access.  Between the date of this Agreement and the Closing Date,
             ------
ZCO shall, and shall cause Seller to, and Seller shall, provide to Purchaser and its authorized agents and representatives reasonable access, upon reasonable notice and during normal business hours, to all books, records, contracts, business premises, assets, operations, personnel and all other aspects relating to or of the Business. ZCO and Seller shall cause their respective personnel, attorneys and accountant to, provide assistance to Purchaser in such investigation by Purchaser; provided, however, that such investigation shall be
                            --------  -------
conducted in a manner which does not unreasonably interfere with the operations of the Business and with the consent of the President of Seller, which consent shall not be unreasonably withheld. Purchaser shall undertake such study, review and inspection so as not to interfere unreasonably with or disrupt the operations of the Business. No such review, inspection, study or interview shall be deemed to be a waiver by Purchaser of or a release of Seller or ZCO from any representations, warranties, covenants, conditions, liabilities or obligations as set forth in this Agreement. Between the date of this Agreement and the Closing Date, ZCO shall cause Seller to, and Seller shall, cooperate with Purchaser to prepare for and facilitate the orderly transition of the Business and the Subject Assets to Purchaser, including by providing Purchaser with the opportunity to meet with and interview the employees and vendors of the Business and permitting Purchaser to mail, promptly after Seller's approval thereof, written communication to the customers of the Business in addition to the Customer Consents, which communication shall be subject to the prior approval of Seller promptly after Purchaser's submission of the same to Seller, which approval shall not be unreasonably withheld.

      6.2.   Restricted Actions.
             ------------------

          (a) ZCO shall cause Seller to not, and Seller shall not, engage in any action described in clauses (i) through (xi) of Section 4.13 prior to the Closing without first obtaining Purchaser's written consent. Purchaser hereby agrees that, in the event of any request by Seller for the consent of Purchaser to any action as contemplated by Section 4.13, Purchaser shall promptly respond to such request and, in the event of any such request with respect to any proposed change in Seller's pricing practices reasonably expected to have the effect of retaining business of the 3M Customers, such consent shall not be unreasonably withheld.

          (b) ZCO shall, and shall cause Seller to, and Seller shall not solicit or permit any person on its behalf to solicit or enter into negotiations with any person other than Purchaser concerning the sale or other disposition of Seller or any substantial part of Seller's assets of Seller and, promptly after the receipt by ZCO or Seller of any unsolicited proposal, ZCO shall communicate in writing the identity of the person(s) making such proposal and all material terms thereof.

      6.3.   Commercially Reasonable Efforts.
             -------------------------------

          (a) Upon the terms and subject to the conditions set forth in this Agreement, during the period from the date of this Agreement through the Closing Date, each party shall use all commercially reasonable efforts on its part to take, or cause to be taken, all actions, and to do, or cause to be done and to assist and to cooperate with the other party hereto in doing, all things necessary, proper, or advisable to consummate and make effective the transactions contemplated by this Agreement, including:
     (i) obtaining or causing to be obtained all necessary Authorizations from or of all persons and Governmental Authorities with respect to the consummation of the transactions contemplated by this Agreement and the making of all registrations and filings with Governmental Authorities required in connection therewith, subject to what is provided in clause
     (iii)(A) of this Section 6.3; (ii) defending any Proceedings challenging this Agreement or the consummation of the transactions contemplated hereby;
     (iii) in the case only of Seller and ZCO, (A) obtaining or causing to be obtained each of the Landlord Consents and each other Authorization from third parties, including third parties to the Assumed Contracts, to the extent deemed necessary by Purchaser (together with the Landlord Consents, collectively, the "Consents"), which it shall be the sole responsibility of
                        --------
     ZCO and Seller to obtain or cause to be obtained, including by mailing in a timely manner the Customer Consents and the taking of other appropriate action to obtain Customer Consents from those customers of the Business who become such between the date of this Agreement and the Closing, and the taking of all reasonable actions in connection therewith, and (B) providing Purchaser such information and assistance as Purchaser may reasonably request in connection with its preparation and/or making of any registration or filing with any Governmental Authority, including any registration or filing with the NASD, the MSRB, the states contemplated by Paragraph 3.2(a), or the mass transfer with the NASD and states of all licenses of all employees of the Business who enter into Purchaser's employ, in connection herewith; and (iv) in the case of Purchaser,
     (A) obtaining or causing to be obtained the Regulatory Approvals and
     (B) providing such information as to its creditworthiness and such credit support to any landlord under any Lease which is an Assumed Contract as such landlord reasonably may request in connection with Seller's effort to obtain a Consent from such landlord.

          (b) In the event that a Consent is not obtained prior to or at the Closing (other than a Landlord Consent if Purchaser has obtained comparable replacement space with respect thereto as contemplated by Paragraph 3.2(b)), and Purchaser elects to consummate the transactions contemplated hereby despite the failure to obtain such Consent, ZCO and Seller shall continue to use all commercially reasonable efforts on each such party's part to obtain or cause to be obtained such Consent after the Closing Date until such Consent has been obtained, and Seller and ZCO shall, if requested by Purchaser, cooperate with Purchaser in any lawful and economically feasible arrangement to provide Purchaser, to the extent possible, with the full benefits of the applicable Assumed Contract as if the Consent had been obtained.

          (c) Purchaser, promptly after the making of its filing with the NASD and any registration or filing with any Governmental Authority required in connection with Purchaser's efforts to obtain or cause to be obtained all necessary Authorizations from such Governmental Authority with respect to the consummation of the transactions contemplated by this Agreement, shall provide Seller with a copy of such registration or filing.

      6.4.   Publicity.  Except for such registrations or filings with
             ---------
Governmental Authorities contemplated by Section 6.3 and such statements as may be required to be made by ZCO under the rules of the American Stock Exchange or applicable federal securities Laws, no party (or any agent or Affiliate of any party) shall make any public statements, including any press releases, with respect to this Agreement and the transactions contemplated hereby without the prior written consent of the other party, which consent shall not be unreasonably withheld. In the event that any statement by ZCO is required as contemplated above by this Section 6.4, ZCO shall consult with Purchaser, shall afford Purchaser an opportunity to review such statement and shall consider in good faith any comments of Purchaser regarding such statement.

      6.5.   Cooperation.  ZCO shall, and shall cause Seller to, and Seller
             -----------
shall, cooperate with Purchaser and to use all commercially reasonable efforts on its part to cause such party's officers, employees, agents, accountants and representatives to cooperate with Purchaser after the Closing to facilitate the orderly transition of the Business and the Subject Assets to Purchaser, to minimize any disruption to the Business which might result from the transactions contemplated hereby.

      6.6.   Execution of Additional Documents.  From time to time, as and when
             ---------------------------------
requested by Purchaser, on the one hand, or Seller, on the other hand, ZCO shall cause Seller to, and Seller shall, on the one hand, or Strong shall cause Purchaser to, and Purchaser shall, on the other hand, execute and deliver, or cause to be executed and delivered, all such documents and instruments of conveyance and shall take, or cause to be taken, all such further or other actions as Purchaser, on the one hand, or Seller, on the other hand, may deem necessary or desirable to consummate the transactions contemplated by this Agreement and to more effectively convey, assign, transfer and deliver to Purchaser any of the properties or assets intended to be conveyed, assigned, transferred and delivered pursuant to this Agreement, and assist in the collection or reduction to possession by Purchaser of any and all such properties or assets.

      6.7.   Employees.
             ---------

          (a) The termination of employment of all of Seller's employees employed on the Closing Date shall occur at the Closing. Purchaser shall offer to hire, at a salary or wage level comparable to that applicable to such employee in Seller's employ immediately prior to the Closing, other than Darrell P. Frank, each employee of the Business who wishes to enter into Purchaser's employ. From and after the Closing, ZCO shall cause Seller to, and Seller shall, never seek to enforce, or enforce, in any manner any of the provisions in Paragraphs 1 through the second numbered Paragraph 6 on page 2 of that certain Offer of Employment, dated
     November 21, 1997, between Seller and James G. Olexa, as may be amended (the "Olexa Agreement"), or to assign or otherwise transfer any right,
           ---------------
     title or interest therein.

          (b) Purchaser shall provide to all employees of the Business any notice required under or the Worker Adjustment Retraining Notification Act or any of its counterparts under applicable state Laws. Seller shall provide to such employees any notices required under the Consolidated Omnibus Budget Reconciliation Act of 1985, as amended, and the Health Insurance Portability and Accountability Act of 1996.

          (c) As soon as practicable after Closing, ZCO or Seller shall cause assets attributable to the accounts of the employees of the Business immediately prior to the Closing, other than Darrell P. Frank, who, as contemplated by Paragraph 6.7(a), enter Purchaser's employ after the Closing and who are participants in the Ziegler Growth Retirement Plan to be spun off in a trustee-to-trustee transfer to the Strong Profit Sharing Plan subject to the requirement that both such Plans are qualified under
     Section 401(a) of the Code and that any spin off, transfer and other actions hereunder affecting the rights of such participants in the Ziegler Growth Retirement Plan be permitted under such plans, ERISA and the Code. The Strong Profit Sharing Plan shall recognize all Ziegler Growth Retirement Plan assets transferred pursuant to this Paragraph 6.7(c) to be fully vested.

          (d) To the extent permitted by applicable Laws, including ERISA and the Code, ZCO shall amend the Ziegler Growth Retirement Plan to provide that any affected Participant whose employment is transferred from Seller to Strong as a result of a sale of substantially all of the assets of Seller to Purchaser shall be deemed to be actively employed by Seller on the last day of the plan year in which such transfer occurs for purposes of determining such affected Participant's entitlement to a matching and discretionary profit sharing contribution allocation for such year to the Ziegler Growth Retirement Plan.

      6.8.   Records.  For a period of three (3) years from the Closing Date or,
             -------
or in the case of any such records which Seller is required under applicable securities Laws to maintain for a longer period than three years, such longer period, Purchaser shall make available to Seller or ZCO such Records as shall be necessary to complete all appropriate tax returns and other filings required under applicable Laws. Purchaser shall also continue to make available to Seller or ZCO such records as may reasonably be requested in connection with any Proceeding by any Governmental Authority or any other person with respect to the Business against either of them or their officers, directors, employees and representatives.

      6.9.   Clearing by Purchaser.  For a period of ninety (90) days from the
             ---------------------
Closing Date, Purchaser shall use U.S. Clearing as its fully disclosed clearing agent. Purchaser agrees that it shall indemnify Seller and hold Seller harmless from any penalty which is imposed upon Seller pursuant to the U.S. Clearing Contract as a result of any failure of Purchaser to assume the U.S. Clearing Contract, without regard to the limitation of the Basket Amount pursuant to Paragraph 7.4(b).

      6.10.   Use of Certain Assets.  In the event that any of the Internet
              ---------------------
Assets and/or the Phone Numbers are not transferable to Purchaser as contemplated hereby, Seller and ZCO hereby agree that, from and after the Closing, neither such party shall use any such asset or any right thereto or interest therein and, in any event, Seller and ZCO hereby agree that, from and after the Closing, neither such party shall use, or grant to any other person any license or other right in or to use, the name "Ziegler Thrift Trading." Purchaser hereby agrees that, from and after the ninetieth (90th) day after the Closing Date, Purchaser shall cease to use the Internet Assets. Purchaser hereby agrees that, from and after the Closing Date, it shall not use the name "Ziegler Thrift Trading" or "Ziegler," except as contemplated by Paragraph 1.1(j).

      6.11.   Notice of Knowledge of Breach.  Purchaser and Strong, on the one
              -----------------------------
hand, and Seller and ZCO, on the other hand, hereby agree that, promptly after such party has acquired knowledge, as defined with respect to Purchaser and Strong in Section 5.8 and with respect to Seller and ZCO in Section 4.25, of any facts or circumstances which either such party believes then or at the Closing would constitute, or result in there being, a misrepresentation or breach of warranty contained herein or in any Ancillary Document delivered hereunder on the part of Seller or ZCO, on the one hand, or Purchaser or Strong, on the other hand, or any breach or nonfulfillment of any agreement or covenant contained herein or in any Ancillary Document delivered hereunder on the part of on the part of Seller or ZCO, on the one hand, or Purchaser or Strong, on the other hand, Purchaser or Seller, as the case may be, shall give written notice of such matter to the other party, the purpose of such notice being to permit such other party to cure or attempt to cure such misrepresentation or breach prior to or at the Closing.

      6.12.   Purchaser's Acknowledgement.  Purchaser hereby acknowledges,
              ---------------------------
without waiving or otherwise affecting its rights with respect to Seller's covenant set forth in Section 6.5, that Seller, from and after the date of this Agreement and subject to its obligations pursuant to such covenant, may take steps to prepare for its possible dissolution after the Closing Date.


                                  ARTICLE VII
                                  -----------

                                Indemnification
                                ---------------

      7.1.   Indemnification of Purchaser and Strong.  Seller and ZCO agree,
             ---------------------------------------
jointly and severally, to indemnify Purchaser and Strong and to hold Purchaser and Strong harmless from and against any and all damages, losses, liabilities, deficiencies, Proceedings, Orders, costs and expenses (including penalties, interest and reasonable attorneys' and accountants' fees) (collectively, "Losses") of or against Purchaser or Strong resulting from or arising out of:
 ------
(i) any misrepresentation or breach of warranty contained herein or in any Ancillary Document delivered hereunder on the part of Seller or ZCO, without regard to the Disclosure Schedule Supplement; (ii) any breach or nonfulfillment of any agreement or covenant contained herein or in any Ancillary Document delivered hereunder on the part of Seller or ZCO; or (iii) any failure of Seller to pay and/or perform any liabilities or obligations of Seller or the Business (including any such liability arising by operation of Law), other than the Assumed Liabilities, including any of the Specified Retained Liabilities.

      7.2.   Indemnification of Seller and ZCO.  Purchaser and Strong agree,
             ---------------------------------
jointly and severally, to indemnify Seller and ZCO and to hold them harmless from and against any and all Losses, of or against Seller or ZCO resulting from or arising out of: (i) any misrepresentation or breach of warranty contained herein or in any Ancillary Document delivered hereunder on the part of Purchaser or Strong; (ii) any breach or nonfulfillment of any agreement or covenant contained herein or in any Ancillary Document delivered hereunder on the part of Purchaser or Strong; or (iii) any failure by Purchaser to pay and/or perform any of the Assumed Liabilities.

      7.3.   Procedure Relative to Indemnification.
             -------------------------------------

          (a)  In the event that any party (the "Claiming Party") shall claim
                                                 --------------
     that it is entitled to be indemnified pursuant to the terms of this
     Article VII as a result of any third party claim made against the Claiming Party (a "Third Party Claim"), the Claiming Party shall so notify the party
               -----------------
     from which it intends to seek indemnification (the "Indemnifying Party") in
                                                         ------------------
     writing of such Third Party Claim promptly after receipt of notice of such Third Party Claim or notice of any event or circumstance which may reasonably be expected to result in a claim by such party against the party to which such notice is given; provided, however, that failure to give such
                                    --------  -------
     notification shall not affect the indemnification provided hereunder except to the extent the Indemnifying Party shall have been actually prejudiced as a result of such failure. Such notice shall specify the misrepresentation, breach of warranty, or breach or nonfulfillment of agreement or covenant claimed by the Claiming Party and the Loss incurred by, or imposed upon, the Claiming Party on account thereof. If such Loss is liquidated in amount, the notice shall so state and such amount shall be deemed the amount of the claim of the Claiming Party. If such Loss is not liquidated in amount, the notice shall so state and, in such event, a claim shall be deemed asserted against the Indemnifying Party on behalf of the Claiming Party, but no payment shall be made on account thereof until the amount of such claim is liquidated and the claim is finally determined.

          (b) The Indemnifying Party shall, upon receipt of such written notice and at its expense, defend such Third Party Claim in its own name or, if necessary, in the name of the Claiming Party. The Claiming Party shall cooperate with and make available to the Indemnifying Party such assistance and materials as may be reasonably requested of it, and the Claiming Party shall have the right, at its expense, to participate in such defense. The Indemnifying Party shall have the right to settle and compromise such Third Party Claim only with the consent of the Claiming Party, which consent shall not be unreasonably withheld; provided, however, provided that, in
                                         --------  -------
     making its determination as to whether to grant such consent, the Claiming Party shall be entitled to consider the impact of the proposed settlement upon its reputation and/or the goodwill of the businesses which it conducts. If the Proceeding involves a matter solely of concern to the Claiming Party in addition to the claim for which indemnification under this Article VII is being sought, such additional matter shall be within the sole responsibility of the Claiming Party and its counsel.

          (c) Notwithstanding the provisions of Paragraph 7.3(b), if the Indemnifying Party believes that it is not obligated to indemnify the Claiming Party with respect to a Third Party Claim, the Indemnifying Party shall promptly so inform the Claiming Party in writing (a "Dispute
                                                                -------
     Notice"), specifying the reason or reasons why the claim for
     ------
     indemnification is being disputed. In such event, the Indemnifying Party may, at its discretion, elect to defend such Third Party Claim by so indicating in the Dispute Notice while at the same time reserving its right to dispute its alleged indemnification obligation. In such event, the provisions of Paragraph 7.3(b) shall apply with respect to the defense and settlement of such Third Party Claim. If the Indemnifying Party does not elect to defend such Third Party Claim, the Claiming Party may defend and/or settle such Third Party Claim in such manner as it deems appropriate, and the Indemnifying Party shall be deemed to have irrevocably waived any objection which it might otherwise have regarding the manner in which such Third Party Claim is so defended and/or settled.

          (d) In the event the Claiming Party shall claim that it is entitled to be indemnified pursuant to the terms of this Article VII other than as a result of a Third Party Claim made against the Claiming Party, the Claiming Party shall so notify the Indemnifying Party in writing of such claim promptly after the Claiming Party becomes aware of such claim or of circumstances which may reasonably be expected to result in such claim; provided, however, that failure to give such notification shall not affect
     --------  -------
     the indemnification provided hereunder except to the extent the Indemnifying Party shall have been actually prejudiced as a result of such failure. Such notice shall specify the misrepresentation, breach of warranty, or breach or nonfulfillment of agreement or covenant claimed by the Claiming Party and the Loss incurred by, or imposed upon, the Claiming Party on account thereof. If such Loss is liquidated in amount, the notice shall so state and such amount shall be deemed the amount of the claim of the Claiming Party. If such Loss is not liquidated in amount, the notice shall so state and, in such event, a claim shall be deemed asserted against the Indemnifying Party on behalf of the Claiming Party, but no payment shall be made on account thereof until the amount of such claim is liquidated and the claim is finally determined. If the Indemnifying Party agrees with such claim for indemnification, it shall remit payment for the amount of such claim promptly after receipt from the Claiming Party of the notice and invoice therefor. In the event of a dispute, the Claiming Party and the Indemnifying Party shall proceed in good faith and attempt to negotiate a resolution of such dispute, and if not resolved through negotiations, such dispute shall be resolved by litigation in an appropriate court of competent jurisdiction in accordance with
     Section 10.8.

      7.4.   Limitations on Indemnification.  The obligation of any party to
             ------------------------------
indemnify any other party hereunder shall be limited as follows:

          (a) The representations and warranties contained herein or in any Ancillary Document delivered hereunder on the part of each party, the agreement and covenant of each of Seller and ZCO pursuant to clause (iii) of Section 7.1 and the agreement and covenant of Purchaser pursuant to clause (iii) of Section 7.2 shall survive Closing as set forth in this Paragraph 7.4(a). In the event a claim for indemnification relative to any misrepresentation or breach of warranty or pursuant to clause (iii) of
     Section 7.1 or clause (iii) of Section 7.2 is asserted in accordance with this Article VII prior to the expiration of the survival period applicable to such representation or warranty or agreement and covenant set forth in this Paragraph 7.4(a), such claim and any corresponding indemnity (collectively, "Timely Asserted Claims") shall survive until finally
                     ----------------------
     determined by the parties or litigation in an appropriate court of competent jurisdiction in accordance with Section 10.8. The representations and warranties contained herein and in any Ancillary Document delivered hereunder on the part of each party shall survive the Closing as follows: (i) each representation and warranty set forth in
     Section 4.9 and each representation and warranty set forth in Section 4.14 to the extent it relates to any securities Laws or other regulatory matters relating to the Business shall survive until the second (2nd) anniversary of the Closing Date (collectively, the "Regulatory Representations"); and
                                             --------------------------
     (ii) each other representation and warranty shall survive until March 31, 2001. The agreement and covenant of each of Seller and ZCO pursuant to clause (iii) of Section 7.1 and the agreement or covenant of Purchaser and Strong pursuant to clause (iii) of Section 7.2, in each case, including as to any claims based in tort, contract, equity or otherwise, including any right of contribution, shall survive Closing only until the third (3rd) anniversary of the Closing Date (the "Claim Expiration Date"); provided,
                                           ---------------------    --------
     however, that with respect to any claim of Purchaser or Strong for
     -------
     indemnification hereunder for any Underaccrued Liabilities (as defined in Paragraph 7.4(b)) which are Reviewed Items (as defined below in this Paragraph 7.4(a)), such covenant and agreement of each of Seller and ZCO, and with respect to any claim of Seller for payment hereunder for an Underaccrued Asset (as defined in Paragraph 7.4(b)) which is a Reviewed Item, such covenant and agreement of each of Purchaser and Strong, shall survive Closing only until the Balance Sheet Adjustment Date (as defined in Paragraph 7.4(b)). For purposes of this Paragraph 7.4(a), a "Reviewed
                                                                   --------
     Item" shall mean any item, whether an actual or potential liability,
     ----
     obligation or asset, which was subject to revision by the Resolving Accounting Firm in accordance with Paragraph 2.2(f), unless and except to the extent such item results in an accrual or reserve based on facts or circumstances which were not readily apparent at the time of the review by the Resolving Accounting Firm of the Draft Closing Date Balance Sheet and Purchaser's Objection(s) in accordance with Paragraph 2.2(f).

          (b) No party shall assert any claim for, and in no event shall a party have any liability for, indemnification hereunder, whether based on a claim of a misrepresentation, breach of a warranty, breach or nonfulfillment of any agreement or covenant, other than any agreement or covenant contained in Article IX, or a Third Party Claim, unless the aggregate amount of the Losses for all such claims for indemnification, asserted against the latter such party in accordance with this Article VII exceeds One Hundred Thousand Dollars ($100,000) (the "Basket Amount"), and
                                                           -------------
     then only for amounts of such claims for indemnification in excess of the Basket Amount; provided, however, that the foregoing limitation shall not
                    --------  -------
     apply with respect to any claim of Purchaser or Strong for, and any liability of Seller or ZCO for, indemnification hereunder with respect to any Regulatory Representations, Regulatory Liabilities, Tax Liabilities, or, in the case of any such claim of Purchaser or Strong for indemnification asserted in accordance herewith prior to the one hundred eightieth (180th) day after the Closing Date or, if the Closing Date is any date after November 30, 1999, February 28, 2001 (the "Balance Sheet
                                                           -------------
     Adjustment Date"), with respect to any liabilities or obligations of Seller
     ---------------
     or the Business, which, in accordance with Paragraph 2.2(c) should have been, but were not, reflected on the Closing Date Balance Sheet or which, in accordance with Paragraph 2.2(c), were reflected on the Closing Date Balance Sheet to the extent not fully reserved or accrued for thereon (collectively, "Underaccrued Liabilities") or with respect to any claim of
                     ------------------------
     Seller or ZCO for, and any liability of Purchaser or Strong for, indemnification hereunder with respect to any claim pursuant to clause
     (iii) of Paragraph 7.2; and provided, further, that in the event that
                                 --------  -------
     Seller asserts any claim, by written notice given to Purchaser prior to the Balance Sheet Adjustment Date which identifies an asset of the Business, other than an Excluded Asset, and sets forth such amount for such asset, which, in accordance with Paragraph 2.2(c), should have been, but was not, reflected on the Closing Date Balance Sheet (an "Underaccrued Asset"),
                                                      ------------------
     Purchaser shall pay to Seller in cash, promptly after Purchaser's receipt of such notice, the amount for such asset therefor which should have been so reflected on the Closing Date Balance Sheet.

          (c) No party shall assert any claim for, and in no event shall a party have any liability for, indemnification hereunder, whether based on a claim of a misrepresentation, breach of a warranty, breach or nonfulfillment of any agreement or covenant, other than any agreement or covenant contained in Article IX, or a Third Party Claim, to the extent that the aggregate of the amounts paid or payable by such party to Indemnified Parties as indemnification payments hereunder exceeds Four Million Dollars ($4,000,000).

          (d) For purposes solely of any claim for indemnification hereunder by a party, no other party hereto shall be deemed to have made any misrepresentation or any breach of warranty as to any representation or warranty if (i) the party asserting any such claim for indemnification has knowledge, as defined with respect to Purchaser and Strong in Section 5.8 and with respect to Seller and ZCO in Section 4.25, of any facts or circumstances constituting or resulting in such misrepresentation or breach of warranty and such party fails to give notice with respect thereto as required under Section 6.11 and (ii) such party nevertheless has permitted the Closing to occur, whereupon, for purposes of any such claim for indemnification, such party is hereby deemed to have waived such misrepresentation or breach of warranty and such claim for indemnification. Notwithstanding anything contained in Section 7.1 or 7.2, as the case may be, or in any other provision of this Agreement to the contrary, the deemed waiver of a misrepresentation or breach of warranty and a claim for indemnification pursuant to the foregoing provision shall be the sole and exclusive remedy of Seller and ZCO if, with respect to such misrepresentation or breach or the facts or circumstances constituting or resulting in the same, there is any misrepresentation or breach of warranty as to any representation or warranty contained in Section 5.5 or breach of covenant or agreement contained in Section 6.11 on the part of Purchaser or Strong and shall be the sole and exclusive remedy of Purchaser and Strong if, with respect to such misrepresentation or breach or the facts or circumstances constituting or resulting in the same, there is any misrepresentation or breach of warranty as to any representation or warranty contained in Section 4.23 or breach of covenant or agreement contained in Section 6.11 on the part of Seller or ZCO.

          (e)  Notwithstanding anything to the contrary provided above in this
     Article VII, all computations of indemnity payments due or which may be due, and the amount which any Indemnifying Party is or may be required to pay any Claiming Party, pursuant to this Article VII shall reflect the actual present cash cost of the obligation with respect to which the indemnity payment relates, net of any related Tax deduction, Tax credit or other Tax benefit, as offset by any Tax cost, which has been or will be realized by any Claiming Party if such party is or were entitled to indemnification hereunder.

          (f)  Notwithstanding anything to the contrary provided above in this
     Article VII, all computations of indemnity payments due or which may be due, and the amount which any Indemnifying Party is or may be required to pay any Claiming Party, pursuant to this Article VII shall be reduced (including, retroactively) by any insurance proceeds or other amounts actually recovered by or on behalf of such Claiming Party in reduction of the related Loss. If a Claiming Party shall have received the payment required by this Agreement from an Indemnifying Party in respect to any Loss and shall subsequently actually receive insurance proceeds or other amounts in respect of such Loss, then such Claiming Party shall pay to such Indemnifying Party a sum equal to the amount of such insurance proceeds or other amounts actually received (net of any expenses in obtaining the same).

      7.5.   Adjustment for Indemnification.  All indemnity payments under this
             ------------------------------
Article VII shall constitute and be treated as adjustments to the Purchase
Price.

      7.6.   Exclusive Remedy.  Each of the parties hereto agrees that, from and
             ----------------
after the Closing, its sole and exclusive remedy with respect to any and all claims related to the subject matter of this Agreement or any of the Ancillary Documents (other than claims (i) for payment or reimbursement of costs and expenses of the Resolving Accounting Firm as set forth in Section 2.2(c),
(ii) for payment or reimbursement of any fees or commissions, on the one hand, by Seller and ZCO with respect to Seller's and ZCO's obligations under
Sections 4.21 and 10.1, or, on the other hand, by Purchaser and Strong with respect to Purchaser's and Strong's obligations under Sections 5.4 and 10.1 and
(iii) with respect to the parties' respective obligations under Article IX) shall be (i) indemnification pursuant to this Article VII, (ii) specific performance if a court of competent jurisdiction in its discretion grants the same, or (iii) injunctive or declaratory relief if a court of competent jurisdiction in its discretion grants the same, and each party hereby waives all other relief and remedies with respect thereto, including the right of rescission; provided, however, that nothing in this Agreement shall be deemed to
            --------  -------
constitute a waiver of any claims for, and/or remedies with respect to, fraud or intentional misrepresentation.


      7.7.   Mutual Release.  Each of each of Purchaser and Strong, for itself
             --------------
and its Related Parties (as defined below in this Section 7.7), on the one hand, and each of Seller and ZCO, for itself and its Related Parties, on the other hand, effective as of the Claim Expiration Date, hereby forever mutually releases, acquits and discharges and covenants not to sue or bring, or therein assert any claims of any nature, any action, suit, or other litigation of any nature against either of Seller or ZCO and its Related Released Parties (as defined below in this Section 7.7), on the one hand, or either of Purchaser or Strong and its Related Released Parties, on the other hand, relating to any and all Proceedings, Losses, or Orders, of any kind or character and of any nature whatsoever in law or in equity, arising out of or by reason of any act, omission, transaction, circumstance, occurrence, statement of facts, matter, cause or condition, whether known or unknown, liquidated, unliquidated, contingent, fixed, absolute, asserted, unasserted, accrued, unaccrued, direct, indirect, due, payable or otherwise (collectively referred to below in this
Section 7.7 as "Claims"), which Purchaser or Strong or any of its Related
                ------
Parties, on the one hand, or Seller or ZCO or any of its Related Parties, on the other hand, may have, past, present or future against Seller or ZCO or any of its Related Released Parties, on the one hand, or Purchaser or Strong or any of its Related Released Parties, on the other hand, which Claims arise out of or under, or relate to the subject matter of, this Agreement and which Claims relate to any misrepresentation or breach of warranty as to any representation or warranty contained in this Agreement or in any Ancillary Document delivered hereunder on the part of Purchaser or Strong, on the one hand, or Seller or ZCO, on the other hand, or any covenant or agreement contained in this Agreement or in any Ancillary Document delivered hereunder on the part of Purchaser or Strong, on the one hand, or Seller or ZCO, on the other hand, other than any such Claims which are for fraud or intentional misrepresentation or which are Timely Asserted Claims. For purposes of this Section 7.7, "Related Parties"
                                                            ---------------
shall mean, with respect to any party, the Affiliates of such party and the agents, successors and assigns as well as any corporation, partnership, limited liability company, association or other business or legal entity created by, or authorized to act and acting on behalf of, such party or any such Affiliate; and
(ii) "Related Released Parties" shall mean, with respect to any party, the
      ------------------------
Affiliates and Related Parties of such party and its and their respective officers, directors and employees.


                                  ARTICLE VIII
                                  ------------

                                  Termination
                                  -----------

      8.1   Termination.  This Agreement may be terminated prior to the Closing
            -----------
as follows:

          (a)  by written consent of each of the parties hereto;

          (b) (i) by Seller and ZCO if there is a Bringdown Purchaser Indemnification Claim which has not been waived by Seller, by written notice to the other parties after the occurrence of such Bringdown Purchaser Indemnification Claim, or (ii) by Purchaser and Strong as contemplated by Section 3.2 based on the failure of the condition set forth in Paragraph 3.2(d) to have been satisfied, which failure has not been waived by Purchaser, by written notice to the other parties, or (iii) by Seller and ZCO, on the one hand, or Purchaser and Strong, on the other hand, by written notice to the other parties after 5:00 p.m. Milwaukee time, on December 2, 1999, if the Closing shall not have occurred by such time, unless such date is extended by the mutual written consent of the parties hereto;

          (c) by Seller and ZCO, by written notice to Purchaser, if there has been any failure on the part of Purchaser to comply with or perform, in all material respects, the covenants or agreements of Purchaser set forth herein to be complied with or performed prior to the Closing (provided that each of Seller and ZCO shall have complied with and performed, in all material respects, all covenants and agreements required by this Agreement to have been performed or complied with by each such party prior to the Closing) such that, in the case of any such failure, the condition to the obligations of Purchaser to consummate the transactions contemplated hereby set forth in Paragraph 3.2(a) could not be satisfied prior to or on the termination date contemplated by Paragraph 8.1(b) (the "Purchaser Breach");
                                                             ----------------
     or

          (d) by Purchaser, by written notice to Seller and ZCO, if there has been any failure on the part of either of Seller or ZCO to comply with or perform, in all material respects, the covenants or agreements of such party set forth herein to be complied with or performed prior to the Closing (provided that Purchaser shall have complied with and performed, in all material respects, all covenants and agreements required by this Agreement to have been performed or complied with by Purchaser prior to the Closing) such that, in any such case, any of the conditions to the obligations of Purchaser to consummate the transactions contemplated hereby set forth in Section 3.2 could not be satisfied prior to or on the termination date contemplated by Paragraph 8.1(b) (the "Seller/ZCO
                                                             ----------
     Breach").
     ------

      8.2.   Effect of Termination.  In the event of the termination of this
             ---------------------
Agreement pursuant to Section 8.1, no party hereto or any of any such party's directors, officers, employees, agents, consultants, representatives, advisors, shareholders or Affiliates shall have any liability or further obligation to any person in respect hereof or of the transactions contemplated hereby, except in respect of the parties' respective obligations as set forth in Sections 9.2 and 10.1, which shall survive any termination of this Agreement pursuant to Section
8.1. Notwithstanding anything contained in the foregoing provision or any other provision of this Agreement to the contrary: (i) in the event of any such termination in accordance with Paragraph 8.1(b) by Seller and ZCO, on the one hand, other than any such termination based on a Bringdown Purchaser Indemnification Claim, as finally determined in accordance with Section 3.3, having been made by Purchaser, or by Purchaser and Strong, on the other hand, other than any such termination based on the failure of the condition set forth in Paragraph 3.2(d) to have been satisfied or waived by Purchaser as of the Closing, and provided that such party shall have complied with and performed, in all material respects, all covenants and agreements required by this Agreement to have been performed or complied with by Purchaser prior to the Closing, Purchaser and Strong, on the one hand, or Seller and ZCO, on the other hand, may seek appropriate remedies for any and all damages, costs and expenses incurred by Purchaser or Strong, on the one hand, or Seller or ZCO, on the other hand, by reason of any breach of any provision of this Agreement by Seller or ZCO, on the one hand, or by Purchaser or Strong, on the other hand; and (ii) in the event of any such termination in accordance with Paragraph 8.1(c), Seller and ZCO, and, in the event of any such termination in accordance with Paragraph 8.1(d), Purchaser, may seek appropriate remedies for any and all damages, costs and expenses incurred by Seller and ZCO or Purchaser, respectively, by reason of the Purchaser Breach or the Seller/ZCO Breach, respectively.


                                   ARTICLE IX
                                   ----------

                                 Noncompetition
                                 --------------

      9.1.   Covenants of Seller and ZCO.  Each of Seller and ZCO hereby agrees
             ---------------------------
that:

          (a) at no time during a period of five (5) years from the Closing Date, shall it or any Affiliate, directly or indirectly: (i) disclose or use for its benefit or the benefit of any other person, including any Affiliate, any information in the Customer Records (including any of the lists included in the Customer List), including disclosure or use of any information in the Customer Records (including any of the lists included in the Customer List) to divert, or attempt to divert, any securities business whatsoever from the Business as operated by Purchaser or disclosure or use of any information in the Customer Records (including any of the lists included in the Customer List) to solicit or entice, or to attempt to solicit or entice, any of customers of the Business so as to cause any such customers not to do business or reduce their level of business with the Business or Purchaser; or (ii) acquire an ownership interest in, engage in or render advice or assistance to any business (A) which competes with the Business as operated by Purchaser and (B) which conducts any such business from any location within any building which includes any location from which Purchaser conducts the Business or any of its operations; and

          (b) at no time during a period of one (1) year from the Closing Date, shall it or any Affiliate, directly or indirectly, contact or solicit, or hire or retain, for employment or consulting any person now employed by the Business or hereafter employed by the Business or Purchaser or any Affiliate or solicit or entice, or attempt to solicit or entice, any such person to leave the employment of or, any consultancy with, the Business or Purchaser or any Affiliate.

      9.2.   Covenant of Purchaser.  Purchaser agrees that, at no time during a
             ---------------------
period from the date hereof and ending on July 5, 2000, shall it or any Affiliate, directly or indirectly, except as contemplated by Section 6.7, contact or solicit, or hire or retain, for employment or consulting any person now or hereafter employed by Seller or any Affiliate, or solicit or entice, or attempt to solicit or entice, any such person to leave the employment of or, any consultancy with, Seller or any Affiliate.

      9.3.   Remedies in the Event of Breach.  Each of the parties hereby
             -------------------------------
acknowledges that its acceptance of the restrictions imposed by Sections 9.1 and
9.2 was a material factor in Purchaser's decision to enter into this Agreement. Each of ZCO and Seller, on the one hand, and Purchaser, on the other hand (a "Covenanting Party"), hereby acknowledges that irreparable injury may result to
 -----------------
the other party or parties (a "Benefiting Party") in the event of a breach by
                               ----------------
such Covenanting Party of the restrictions imposed by Section 9.1 or 9.2, as the case may be, and that, in the event that such Covenanting Party or any Affiliate shall engage or threaten to engage in any act in violation of the provisions of
Section 9.1 or 9.2, as the case may be, each Benefiting Party shall be entitled, in addition to such other remedies and damages as may be available to it or them under this Agreement (including Article VII) or under applicable Law, temporary and permanent injunctive relief (without the necessity of posting a bond or other security) prohibiting such Covenanting Party or Affiliate from engaging in such acts.


                                   ARTICLE X
                                   ---------

                                 Miscellaneous
                                 -------------

     10.1.   Expenses.  The parties hereto shall pay their own expenses,
             --------
including accountants' and attorneys' fees, incurred in connection with the negotiation and consummation of the transactions contemplated by this Agreement.

     10.2.   Notices.  All notices or other communications required or
             -------
permitted to be given hereunder shall be in writing and shall be considered to be given and received in all respects when personally delivered, or sent by telecopy, with confirmation of the transmission, or sent by reputable overnight courier service, delivery fees prepaid, or when deposited in the United States mail, certified mail, postage prepaid, return receipt requested, addressed as follows, or to such other address as shall be designated by notice duly given:



          IF TO PURCHASER:         Mr. Dennis Wallestad
                                   Strong Investments, Inc.
                                   c/o Strong Capital Management, Inc.
                                   100 Heritage Reserve
                                   Menomonee Falls, Wisconsin  53051
                                   Facsimile number:  (414) 502-5636

          WITH COPY TO:            Godfrey & Kahn, S.C.
                                   780 North Water Street
                                   Milwaukee, Wisconsin  53202-3590
                                   Attn:  Mr. Kenneth C. Hunt
                                   Facsimile number:  (414) 273-5198

          IF TO SELLER or ZCO:     The Ziegler Companies, Inc.
                                   215 North Main Street
                                   West Bend, WI  53095-3317
                                   Attention:  General Counsel
                                   Facsimile number: (414) 334-2471

          WITH COPY TO:            Quarles & Brady LLP
                                   411 East Wisconsin Avenue
                                   Milwaukee, WI  53202
                                   Attention:  Conrad G. Goodkind, Esq.
                                   Facsimile number: (414) 271-3552

     10.3.   Entire Agreement.  This Agreement and the Schedules and the
             ----------------
Exhibits attached hereto constitute the entire agreement between the parties hereto relating to the subject matter hereof, and all prior agreements, correspondence, discussions and understandings of the parties (whether oral or written), other than the Confidentiality Agreement, are merged herein and made a part hereof, it being the intention of the parties hereto that this Agreement shall serve as the complete and exclusive statement of the terms of their agreement together. No amendment, waiver or modification hereto or hereunder shall be valid unless in writing signed by an authorized signatory of the party or parties to be affected thereby.

     10.4.   Assignment.  This Agreement and the rights hereunder shall not be
             ----------
assignable or transferable by Seller or ZCO, on the one hand, or Purchaser, on the other hand, without the prior written consent of the other party or parties hereto; provided, however, that Purchaser may assign this Agreement and/or any
        --------  -------
of its rights hereunder to any of its Affiliates without the prior written consent of the other parties hereto, and provided, further, that, in the event
                                         --------  -------
of any such assignment, Strong shall remain liable with respect to this Agreement even to the extent the same has been so assigned.

     10.5.   Binding Effect.  This Agreement shall be binding upon the parties
             --------------
hereto and their respective legal representatives, heirs, successors and assigns, and nothing in this Agreement, express or implied, is intended to or shall confer upon any other person any right, benefit or remedy of any nature whatsoever under or by reason of this Agreement.

     10.6.   Paragraph Headings; Use of Certain Words.  The headings in this
             ----------------------------------------
Agreement are for purposes of convenience and ease of reference only and shall not be construed to limit or otherwise affect the meaning of any part of this Agreement. Unless the context clearly otherwise requires, as used herein, the term "Agreement" shall mean this Agreement, including the Schedules and the
      ---------
Exhibits attached hereto.  The words "herein," "hereof" and "hereunder" and
                                      ------    ------       ---------
other words of similar import refer to this Agreement as a whole and not to any particular Article, Section, Paragraph or other subdivision, and, except as expressly provided otherwise herein, references herein to Articles, Sections or Paragraphs or Schedules or Exhibits shall mean the Articles, Sections and Paragraphs hereof and the Schedules and Exhibits attached hereto. The use of the neuter pronoun "it" shall also refer as appropriate to the masculine and/or
                    --
feminine gender, and vice versa. The use of the singular herein shall, where appropriate, be deemed to include the plural and vice versa. As used herein, the word "person" refers to any individual, corporation limited liability
          ------
company, partnership, trust, Governmental Authority or other organization or entity. As used herein, the term "including" shall mean "including, without
                                   ---------              ------------------
limitation."
----------

     10.7.   Severability.  The parties agree that, if any provision of this
             ------------
Agreement shall under any circumstances be deemed invalid or inoperative, this Agreement shall be construed with the invalid or inoperative provision deleted, and the rights and obligations of the parties shall be construed and enforced accordingly.

     10.8.   Applicable Law.  This Agreement in all respects, including as to
             --------------
its validity, interpretation, enforcement and effect, shall be governed by the internal Laws of the State of Wisconsin without regard to applicable choice of law provisions thereof. Each party hereto hereby agrees that, except as otherwise required under the NASD Code of Arbitration Procedure, all claims with respect to this Agreement and/or the transactions contemplated hereby shall be heard and determined exclusively in the courts of the State of Wisconsin and the federal courts of the United States of America located in the County of Milwaukee, Wisconsin. Each party hereto hereby irrevocably submits to the jurisdiction of such courts solely in respect to any Proceeding brought in respect to any such claim, and hereby waives, and agrees not to assert, as a defense in any such Proceeding that such party is not subject to such jurisdiction or that such Proceeding may not be brought or cannot be maintained in any such court or that venue thereof may not be appropriate. Each party hereto hereby consents to, and grants any such court, jurisdiction over the person of such party in any such Proceeding within the subject matter jurisdiction of such court.

     10.9.   Counterparts; Facsimile Signatures.  This Agreement may be
             ----------------------------------
executed in one or more counterparts, all of which shall be considered but one and the same agreement, and shall become effective when one or more such counterparts have been signed by each of the parties and delivered to the other parties. A facsimile copy of a signature of a party to this Agreement or any such counterpart shall be fully effective as if an original signature.

     IN WITNESS WHEREOF, the parties have caused their names to be subscribed and as to corporate parties, the corporate seal to be affixed by their officers thereunto duly authorized, as of the day, month and year first above written.


                                       ZIEGLER THRIFT TRADING, INC.

                                           /s/ Darrell P. Frank
                                       By:--------------------------------------
                                                   Darrell P. Frank
                                       Print Name-------------------------------
                                                    President & CEO
                                       Print Title------------------------------



                                       THE ZIEGLER COMPANIES, INC.

                                           /s/ Charles O'Meara
                                       By:--------------------------------------
                                                   Charles O'Meara
                                       Print Name-------------------------------
                                                   Senior VP and General Counsel
                                       Print Title------------------------------



                                       STRONG INVESTMENTS, INC.

                                            /s/ Dennis Wallestad
                                       By:--------------------------------------
                                                  Dennis Wallestad
                                       Print Name-------------------------------
                                                   Vice President
                                       Print Title------------------------------



                                       STRONG CAPITAL MANAGEMENT, INC.

                                           /s/ Stephen Shenkenberg
                                       By:--------------------------------------
                                                  Stephen Shenkenberg
                                       Print Name-------------------------------
                                                   Vice President
                                       Print Title------------------------------



                                    Exhibits


Exhibit 3.4(c)                Bill of Sale
Exhibit 3.4(d)(i) and (ii)    Assignment and Assumption Agreements
Exhibit 3.4(f)                Quarles & Brady Opinion
Exhibit 3.5(e)                Godfrey & Kahn Opinion
Exhibit 4.5                   Financial Statements




                                    Schedules

Schedule 1.1(b)               Tangible Personal Property
Schedule 1.1(f)               Intellectual Property Assets
Schedule 1.2(iv)              Certain Excluded Assets (equipment)
Schedule 1.2(v)(E)            Certain Excluded Assets (Commitments)
Schedule 1.2(vi)              Certain Excluded Assets (collection matters)
Schedule 4.2(a)               Permitted Encumbrances
Schedule 4.3                  Real Property
Schedule 4.4                  Litigation
Schedule 4.7                  Commitments and Liabilities
Schedule 4.8                  Customer Claims
Schedule 4.11(a)              Employees and Compensation
Schedule 4.11(b)              Employee Benefit Plans
Schedule 4.11(d)              Certain Employment Matters
Schedule 4.13                 Conduct Out of Ordinary Course
Schedule 4.14                 Compliance with Laws
Schedule 4.15(a)              Certain Commitments
Schedule 4.15(b)              Certain Seller Consents
Schedule 4.15(c)              Customer Contracts
Schedule 4.16                 Naming Rights and Logo Claims
Schedule 4.17                 Permits and Licenses
Schedule 4.18                 Insurance
Schedule 4.19(a)(i)           Major Vendors
Schedule 4.19(a)(ii)          Certain Customer or Vendor Communications
Schedule 4.19(b)              Customer Reports
Schedule 5.1(c)               Certain Purchaser Consents
Schedule 5.1(d)               Certain Purchaser Authorizations